UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the
☒	Definitive Proxy Statement		Commission Only (as permitted
☐	Definitive Additional Materials		by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to §240.14a-12

KMG AMERICA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 20, 2006

To the Shareholders of
KMG America Corporation:

        We are pleased to invite you to attend the annual meeting of shareholders of KMG America Corporation to be held at 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, on Tuesday, April 18, 2006, at 10:00 A.M., for the following purposes:

        (1)       to elect two directors to serve until the 2009 annual meeting of shareholders;

        (2)        to amend the KMG America Corporation 2004 Equity Incentive Plan to increase the number of common shares available under such plan; and

        (3)        to transact such other business as may properly come before the meeting.

        Only shareholders of record at the close of business on March 1, 2006, are entitled to notice of, to vote at and to participate in the meeting.

        You are requested to mark, date, sign and return the enclosed form of proxy in the enclosed envelope whether or not you expect to attend the meeting in person.

By order of the Board of Directors:

/s/ James E. Nelson
James E. Nelson Secretary

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

I. GENERAL INFORMATION

        Solicitation of the enclosed proxy is made by and on behalf of KMG America Corporation for use at the annual meeting of shareholders to be held at 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, on Tuesday, April 18, 2006, and at any adjournments of such meeting. An annual report on Form 10-K, including financial statements for the fiscal year ended December 31, 2005 (“fiscal 2005”), is enclosed with this proxy statement.

        The expense of this solicitation will be paid by the Corporation. Officers, directors and employees of the Corporation may make solicitations of proxies by telephone, Internet or personal calls. The Altman Group, Inc. has been retained as the Corporation’s broker search firm and to provide the Corporation with certain advisory services at a fee estimated not to exceed $4,500, plus direct out-of-pocket expenses, and may be retained to assist in the solicitation of proxies for an additional fee. Brokerage houses, nominees and fiduciaries have been requested to forward proxy soliciting material to the beneficial owners of the stock held of record by them, and the Corporation will reimburse them for their charges and expenses.

        The Corporation’s charter authorizes the issuance of up to 75,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), and 25,000,000 shares of Preferred Stock, no par value. Only shareholders of record at the close of business on March 1, 2006, are entitled to notice of, to vote at and to participate in the meeting. On the record date, the shares issued and outstanding consisted of 22,125,998 shares of Common Stock. Holders of Common Stock will vote as a single class at the annual meeting. Each outstanding share will entitle the holder to one vote. All shares represented by properly executed and delivered proxies will be voted at the meeting or any adjournments.

        A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for all matters considered at the meeting. Abstentions and shares held of record by a broker or its nominee (“Broker Shares”) that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting. Directors are elected by a plurality of the votes cast by holders of Common Stock at a meeting at which a quorum is present. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast. Approval of the proposed amendment to the KMG America Corporation 2004 Equity Incentive Plan (the “Plan”) requires the affirmative vote by the holders of a majority of the total votes cast on the amendment to the Plan, provided that the total votes cast on the amendment to the Plan represent over 50 percent of the outstanding Common Stock. Abstentions and Broker Shares that are not voted with respect to the approval of the amendment to the Plan will not be counted as votes cast on the amendment to the Plan.

        This proxy statement and the enclosed form of proxy were first mailed to shareholders on March 20, 2006.

II. MATTERS TO BE VOTED UPON

PROPOSAL 1
ELECTION OF DIRECTORS

        The Corporation’s Board of Directors is divided into three classes. At the annual meeting, two directors are expected to be elected to Class II to hold office for a term of three years and until their respective successors are duly elected and qualified.

Information Concerning Nominees

Class II (to serve until the 2009 annual meeting of shareholders)

Name and Age; Principal Occupation or Employment During Last Five Years	Director Continuously Since

Scott H. DeLong III, 57	2004
Senior Vice President & Chief Financial Officer of the Corporation (since 2004); formerly self employed, devoting much of his professional time and efforts to the Corporation’s purchase of Kanawha Insurance Company and the completion of the Corporation’s initial public offering (2001 – 2004); former Vice President, Corporate Development of ReliaStar Financial Corp. (1998-2000); former Vice President and Corporate Actuary of ReliaStar Financial Corp. (1990-1998).

James J. Ritchie, 51	2004
Retired (since 2003); former Chief Financial Officer of OneBeacon Insurance Company; a subsidiary of White Mountains Insurance Group, Ltd. (2001-2003); former Chief Financial Officer of CIGNA International, a subsidiary of CIGNA Corporation (1998-2001); former Vice President and General Auditor of CIGNA Corporation (1995-1998); former Chief Financial Officer and Chief of Staff, Europe, Middle East and Africa of CIGNA Corporation (1992-1995); Director of Ceres Group, Inc. and Director and Non-Executive Chairman of Quanta Capital Holdings, Ltd.

        Unless authority to do so is withheld, shares represented by properly executed proxies in the enclosed form will be voted for the election of the two persons named above. Messrs. DeLong and Ritchie are currently directors and have served continuously since 2004, the year each joined the Corporation’s Board. If any of the nominees should become unavailable, the Board may designate substitute nominees, for whom the proxies will be voted. In the alternative, the Board may reduce the size of Class II directors to the number of remaining nominees, for whom the proxies will be voted.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1 TO ELECT MESSRS. DELONG AND RITCHIE TO THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2009 ANNUAL MEETING OF SHAREHOLDERS.

Directors Continuing in Office

        There are five directors whose present term of office will continue until 2007 or 2008, as indicated below, and until their respective successors are duly elected and qualified. Each has served continuously since 2004, the year each joined the Corporation’s Board.

Class I (to serve until the 2008 annual meeting of shareholders)

Name and Age; Principal Occupation or Employment During Last Five Years	Director Continuously Since

Stanley D. Johnson, 62	2004
Chairman and Chief Executive Officer of Kanawha Insurance Company, the Corporation’s primary operating subsidiary (since 1998); former Chairman, President and Chief Executive Officer of Kanawha Insurance Company (1986-1998).

Robert L. Laszewski, 55	2004
President of Health Policy and Strategy Associates, Inc. (since 1992); former Executive Vice President and Chief Operating Officer, Group Markets for Liberty Mutual Insurance Group (1988-1992).

Dennis M. Mathisen, 66	2004
Chairman and Chief Executive Officer, Marshall Financial Group, Inc., a commercial, investment, and merchant bank (since 1988).

Class III (to serve until the 2007 annual meeting of shareholders)

Name and Age; Principal Occupation or Employment During Last Five Years	Director Continuously Since

John H. Flittie, 69	2004
Actuarial Consultant (since 2002); former Adjunct Professor, Graduate School of Business, University of St. Thomas, St. Paul, Minnesota (1999-2002); former President and Chief Operating Officer of ReliaStar Financial Corp. (1985-1999); Director of Medica Holding Company.

Kenneth U. Kuk, 59	2004
Chairman, President & Chief Executive Officer of the Corporation (since 2004); formerly self-employed, devoting most of his professional time and efforts to the Corporation’s purchase of Kanawha Insurance Company and the completion of the Corporation’s initial public offering (2001-2004); former Executive Vice President of ReliaStar Worksite Financial Services, a unit of ReliaStar Financial Corp. (1998-2001); former Senior Vice President, Strategic Development of ReliaStar Financial Corp. (1996-1998).

PROPOSAL 2
AMEND THE KMG AMERICA CORPORATION 2004 EQUITY INCENTIVE PLAN TO INCREASE THE
NUMBER OF COMMON SHARES AVAILABLE UNDER THE PLAN

        The Board of Directors and the Compensation Committee have determined that it is in the best interests of the Corporation and its shareholders to amend the 2004 Equity Incentive Plan (the “Plan”), as previously adopted by the shareholders effective December 14, 2004, to add 1,000,000 shares of Common Stock to the Plan (the “Plan Amendment”). There are currently 1,827,500 shares of Common Stock subject to the Plan, of which 1,409,750 shares were issued or are currently subject to options as of March 1, 2006. The Board of Directors and the Compensation Committee have approved the Plan Amendment, to be effective as of the date of approval by the Corporation’s shareholders. The Plan Amendment will not become effective unless shareholder approval is obtained at the Annual Meeting of Shareholders.

        The purpose of the Plan is to assist the Corporation in recruiting and retaining employees and directors with ability and initiative by enabling them to participate in the future success of the Corporation and to associate their interests with those of the Corporation and its shareholders. The Corporation plans to continue to use equity compensation as an element of total compensation for its employees and directors, and as a means to attract and retain a highly qualified sales force, which is a key element in the Corporation’s growth strategy. Without additional shares of Common Stock available under the Plan, the Corporation will be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the talent critical to the Corporation’s future success.

        A copy of the proposed amendment is attached as Exhibit A to this proxy statement. The principal features of the Plan as it is proposed to be amended are described below.

Summary of the Plan

        General Information.    The general purposes of the Plan are to assist the Corporation in recruiting and retaining employees and other service provides and to align such individuals’ interests with those of the Corporation’s stockholders by enabling such persons to participate in the future success of the Corporation. The Plan is intended to permit the grant of Options (both incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”), Stock Appreciation Rights (“SARs”), Stock Awards, Performance Shares and Incentive Awards (ISOs, NSOs, SARs, Stock Awards, Performance Shares and Incentive Awards each an “Award” and collectively the “Awards”). The recipient of an Award is referred to as a “Participant.”

        An Option entitles the holder to purchase from the Corporation at a stated price a stated number of shares of the Common Stock. A SAR can be granted alone or in tandem with an Option. A SAR entitles the holder to receive, upon exercise of the SAR, the excess of the fair market value on that date of each share of Common Stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A Corresponding SAR is granted in tandem with an Option and entitles the holder to exercise the Option or the SAR at which time the other related Award shall expire. Upon exercise of the Corresponding SAR, the holder would be entitled to receive the excess of the fair market value on that date of each share of Common Stock subject to the exercised portion of the SAR over the exercise price of the related Option. A Stock Award is an outright grant of shares of Common Stock, which may be subject to forfeiture restrictions. Performance Shares are Awards stated with reference to a specified number of shares of Common Stock that entitle the holder to receive on achievement of specified performance objectives a specified cash payment, Common Stock or a combination thereof. An Incentive Award is an Award stated with reference to a specified dollar amount that entitles the Participant to receive Common Stock on achievement of specified performance objectives.

        All Awards granted under the Plan will be governed by separate written agreements (“Agreements”) between the Corporation and the Participants. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant. The laws of the Commonwealth of Virginia govern the Plan, except to the extent federal law applies. The Plan is unfunded, and the Corporation is not required to segregate any assets for grants of Awards under the Plan. The Plan is not tax qualified within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

        Awards may be granted under the Plan after December 14, 2004. No Awards may be granted after December 14, 2014, although Awards granted before that time shall remain valid in accordance with their terms.

        Administration.    The Corporation bears all expenses of administering the Plan. The Board of Directors or a committee thereof (the “Committee”) will administer the Plan as a manager. The Committee will designate each eligible individual to whom an Award is to be granted. The Committee has authority to grant Awards upon such terms and conditions (not inconsistent with the provision of the Plan), as it may consider appropriate. The Committee, in its discretion, may delegate to one or more officer of the Corporation all or part of its authority and duties with respect to grants of Awards to individuals who are not subject to the reporting and other provisions for Section 16 of the Exchange Act, provided applicable law permits such grant of authority. All communications, including requests for additional information about the Plan or its administrators, should be sent to: KMG America Corporation, 12600 Whitewater Drive, Suite 150, Minnetonka, MN 55343, Attention: James E. Nelson.

        Eligibility for Participation.    Any of the Corporation’s employees or service providers, including any employee or service provider for a current or future subsidiary or parent corporation of the Corporation (an “Affiliate”), and any non-employee member of the Board, is eligible to participate in the Plan.

        Shares Subject to Plan.    Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the Plan in connection with Awards is 2,827,500. Subject to certain adjustments, in any calendar year, no Participant may receive Options, SARs, Stock Awards, Performance Shares or any combination of each that relate to more than 350,000 shares. If (a) the Corporation effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) the Corporation engages in a transaction to which Section 424 of the Code applies or (c) there occurs any other event which, in the judgment of the Committee necessitates such action, then the maximum number of shares of common Stock that may be issued pursuant to Awards, the per individual limits on Awards and the terms of outstanding Awards will be adjusted as the Committee determines is equitably required.

        Amendment and Termination of Plan.    The Board may amend or terminate the Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Corporation’s stockholders, to the extent required by law or by the rules of any stock exchange on which the Corporation’s securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing or decrease in the exercise price of any outstanding Options; (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan; (iii) modify the requirements as to eligibility for participants in the Plan; or (iv) after the transition period prescribed by the regulations under Code Section 162(m), change the performance objectives under the Plan.

        Forfeiture Provisions.    Awards do not confer upon any individual any right to continue in the employ or service of the Corporation or any Affiliate. All rights to any Award that a Participant has will be immediately forfeited, and the Corporation shall not have any further obligation to the Participant with respect to any Award, if the Participant is discharged from employment or service with the Corporation or any Affiliate for cause, as defined in the Plan.

        Performance Objectives.    The Committee has discretion in establishing standards for determining when Options or SARs may become exercisable and Stock Awards are vested and thus no longer forfeitable. Likewise, the Committee has discretion in establishing standards for determining when a Participant has earned Performance Shares or Incentive Awards. The Committee may establish that such Awards are vested or earned upon the satisfaction of certain performance objectives. Those objectives can be stated with respect to the Corporation’s, an Affiliate’s or a business unit’s (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investments; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Corporation or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives.

        Additionally, the Committee may prescribe that Options or SARs may become exercisable and Stock Awards become vested and that Performance Shares and Incentive Awards are earned upon a Participant’s completion of a specified period of employment with the Corporation or an Affiliate or upon the Participant’s death, disability or retirement.

        Change in Control.    In the event of or in anticipation of a Change in Control of the Corporation, the Committee in its discretion may (i) declare that some or all outstanding Options and/or SARs (whether or not then exercisable) are terminated without any payment therefor, provided the Committee gives the holders of those Options or SARs, as applicable, prior written notice of the termination and an opportunity to exercise their Options or SARs to the extent then exercisable, or terminate some or all outstanding Options and/or SARs (whether or not then exercisable) in consideration of a payment in cash or other property to the holders; (ii) terminate some or all outstanding Stock Awards that are not then vested without any payment to the holder of the Stock Awards; (iii) terminate some or all outstanding Performance Shares that are not then earned and payable without any payment to the holder of the Performance Shares or (iv) terminate some or all outstanding Incentive Awards that are not then earned and payable without any payment to the holder of the Incentive Award.

        For purposes of the Plan, “Change in Control” generally means a transaction pursuant to which (i) any person acquires 50 percent or more of the Corporation’s then outstanding securities entitled to vote generally to elect the Board; (ii) the Corporation sells all or substantially all of its assets; (iii) the Corporation is involved in any merger, reorganization or statutory share exchange, other than a transaction that results in the voting securities of the Corporation carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the Corporation’s voting securities carrying the right to vote in elections of persons to the Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Corporation is liquidated; (v) the current Board or members whose nomination for or election to the Board was recommended or approved by a majority of the current Board members, cease to constitute a majority of the Board or (vi) the Board determines that such transaction or transactions have resulted in a Change in Control.

        Stockholder Rights.    No Participant shall, as a result of receiving any Option, SAR, Performance Shares or Incentive Award, have any rights as a stockholder of the Corporation or any Affiliate until such Award is settled by the issuance of Common Stock.

        Assignment of Interest.    Except as provided below, each Option or SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution, and during the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. Nevertheless, to the extent the Agreement so provides, an Option or SAR, other than an ISO or a Corresponding SAR that is related to an ISO, may be transferred by a Participant to certain family members. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or persons. Performance Shares and Incentive Awards granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution, except that, if the Agreement so provides, a Participant may transfer Performance Shares or an Incentive Award to certain family members.

        The holder of an Option, SAR, Performance Shares or Incentive Award transferred pursuant to these provisions shall be bound by the same terms and conditions that governed such Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution.

        Prior to their forfeiture or vesting, a Participant may not transfer or otherwise dispose of shares granted pursuant to a Stock Award.

        OPTIONS

        Grants.     The Committee will determine whether the Option is an ISO or an NSO and will specify the number of shares of Common Stock subject to each Option. In the case of ISOs, the aggregate fair market value as of the date of grant of the ISO of Common Stock with respect to which an ISO becomes exercisable for the first time by an individual during any calendar year (considering all ISOs under all plans of the Corporation and its Affiliates) cannot exceed $100,000; and if this limitation is exceeded, the ISOs which cause the limitation to be exceeded shall be treated as NSOs.

        Option Price.    The price per share for Common Stock upon the exercise of an Option granted under the Plan (the “Option Price”) will be determined by the Committee on the date the Option is granted and shall be set forth in the applicable Agreement. The Option Price may not be less than the fair market value of the Common Stock on the date the Option is granted. With respect to an ISO granted to a Participant who beneficially owns more than 10 percent of the combined voting power of the Corporation or any Affiliate (determined by applying certain attribution rules), the Option Price shall not be less than 110 percent of the fair market value of the Common Stock on the date the Option is granted.

        Exercise.     All Options shall be exercisable in accordance with the terms of the applicable Agreement. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant but shall not be longer than 10 years, provided, that, an ISO granted to a Participant who beneficially owns more than 10 percent of the combined voting power of the Corporation or any Affiliate (determined by applying certain attribution rules) shall not be exercisable after the expiration of five years after the date of grant.

        Payment.     Generally, all or part of the Option Price may be paid in cash, certified check, by tendering shares of Common Stock or by a broker-assisted cashless exercise.

        STOCK APPRECIATION RIGHTS (SARS)

        Grants.     The Committee will specify the number of shares of Common Stock subject to an SAR and whether the SAR is a Corresponding SAR. No Participant may be granted Corresponding SARs (under the Plan and all other incentive stock option plans of the Corporation and its Affiliates) that are related to ISOs which are first exercisable in any calendar year for shares of Common Stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000.

        Exercise.     All SARs shall be exercisable in accordance with the terms of the applicable Agreement. A Corresponding SAR is an SAR granted in relation to a particular Option that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the Corresponding SAR relates. Conversely, upon the exercise of an Option to which a Corresponding SAR relates, the Participant must surrender to the Corporation, unexercised, the portion of the Corresponding SAR to which the Option relates. A Corresponding SAR may be exercised only to the extent that the related Option is exercisable and the fair market value of the Common Stock exceeds the exercise price of the related Option. SARs will be exercisable, if at all, within 10 years of the date of grant.

        Settlement.     At the Committee’s discretion and set forth in the Agreement, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

        STOCK AWARDS

        Grants.     The Committee may prescribe that a Participant’s rights in the Stock Award shall be forfeitable and nontransferable for a period of time (not to exceed 10 years) and subject to such conditions as may be set forth in the Agreement. The Committee has discretion in establishing standards to determine when a Participant’s rights in a Stock Award are no longer forfeitable and nontransferable. Prior to their forfeiture or vesting, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period a Participant may not transfer or otherwise dispose of shares granted pursuant to a Stock Award and the Corporation shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award.

        PERFORMANCE SHARES

        Grants.     The Committee on the date of grant of the Performance Shares shall prescribe that the Performance Shares will be earned and become payable subject to such conditions as may be set forth in the Agreement. As discussed above, the Committee has discretion in establishing standards to determine when a Participant has earned Performance Shares. The Committee, on the date of grant, shall determine the maximum period over which Performance Shares may be earned, except that such period shall not exceed 10 years.

        INCENTIVE AWARDS

        Grants.     The Committee on the date of grant of the Incentive Award shall specify in the Agreement the terms and conditions that govern the Incentive Award. As discussed above, the Committee has discretion in establishing terms and conditions and in determining when such terms and conditions have been satisfied. The Committee, on the date of grant, shall determine the maximum period over which an Incentive Award may be earned, except that such period shall not exceed 10 years. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $750,000.

        COMPLIANCE WITH APPLICABLE LAW

        No Option or SAR shall be exercisable, no Stock Award shall vest, no Performance Shares or Incentive Awards shall become payable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which the Corporation is a party, and the rules of all domestic stock exchanges on which the Corporation’s shares may be listed.

        FEDERAL INCOME TAX CONSEQUENCES

        CIRCULAR 230 DISCLOSURE. TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, THE CORPORATION INFORMS YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTION OR MATTER ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

        The following discussion summarizes the principal federal income tax consequences to Participants in the Plan and is included for general informational purposes only. The discussion does not address all aspects of federal income taxation that may be relevant to an Award, nor any relevant state, local or other tax laws. This discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change. The discussion is not intended to provide personal tax or financial advice to Participants. Accordingly, each Participant is strongly encouraged to consult with and rely on such Participant’s own personal tax and financial consultants regarding participation in the Plan, including the application of federal, state, local or other tax laws.

        Federal Income Tax Treatment of ISOs.    A Participant will not recognize taxable income on the grant or exercise of an ISO. A Participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after the shares are transferred to the Participant on exercise of the ISO (the “ISO Holding Period”), the Participant will recognize long-term capital gain (or loss) to the extent the amount realized from disposition of the Common Stock exceeds (or is less than) the Participant’s tax basis in the shares of Common Stock. A Participant’s tax basis in the Common Stock generally is the amount the Participant paid for the stock on exercise of the ISO.

        If Common Stock acquired under an ISO is disposed of before the expiration of the ISO Holding Period (a “Disqualifying Disposition”), the Participant will recognize as ordinary income in the year of the Disqualifying Disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the Option Price paid by the Participant. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the Participant held the shares of Common Stock. A special rule applies to a Disqualifying Disposition of Common Stock where the amount realized on the disposition is less than the fair market value of the Common Stock on the date of exercise of the Option. In that event, the amount of ordinary income the Participant will recognize will not exceed the excess of the amount realized on the disposition of the Common Stock over the Option price. If the amount realized on the disposition is less than the Option price, the Participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less).

        A Participant would receive different tax treatment if the Option price were paid with Common Stock.

        Generally, neither the Corporation nor any of its Affiliates will be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a Participant disposes of Common Stock acquired under an ISO before the expiration of the ISO Holding Period, the Corporation or its Affiliate generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant.

        Federal Income Tax Treatment of NSOs.    A Participant generally will not recognize any taxable income on the grant of an NSO. On the exercise of an NSO, a Participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired on the date the NSO is exercised over the Option price. A Participant’s tax basis in Common Stock acquired by an NSO is the amount paid for the stock plus any amounts included in income with respect to the stock. His or her holding period for the stock begins on acquisition of the shares of Common Stock. Any gain or loss that a Participant realizes on a subsequent disposition of Common Stock acquired on the exercise of an NSO generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the Participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the Participant’s tax basis in his or her shares. A Participant would receive different tax treatment if the Option Price were paid with Corporation Stock.

        The exercise of an NSO generally will entitle the Corporation or its Affiliate to claim a federal income tax deduction equal to the amount of ordinary income recognized by the Participant. The ordinary income the Participant recognizes will constitute wages for income and employment tax purposes, and the Corporation or its Affiliate will be required to withhold or obtain payment from the Participant, as each Agreement permits, for the amount of required income and employment taxes.

        Federal Income Tax Treatment of SARs. A Participant should not recognize any taxable income at the time SARs are granted. The Participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock that he or she receives under the SAR as ordinary income at the time of receipt. That amount will constitute wages for income and employment taxes, and the Corporation or its Affiliate will be required to withhold or obtain payment from the Participant for the amount of required income and employment taxes.

        Federal Income Tax Treatment of Stock Awards.    A Participant will recognize ordinary income on account of a Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income a Participant recognizes will constitute wages for income and employment taxes, and the Corporation or its Affiliate will be required to withhold or obtain payment from the Participant as each Agreement permits for the amount of required income and employment taxes. The ordinary income that will be recognized will equal the fair market value of the Common Stock on such date. However, even if the shares under a Stock Award are both nontransferable and subject to a substantial risk of forfeiture, a Participant may make a special “83(b) election” to recognize income, and have his tax consequences determined, as of the date the Stock Award is made. The Participant’s tax basis in the shares received on account of a Stock Award will be the amount of any ordinary income recognized. Any gain (or loss) that a Participant realizes upon the sale of Common Stock acquired pursuant to a Stock Award will be equal to the amount by which the amount realized on the disposition exceeds (or is less than) the Participant’s tax basis in the shares and will be treated as long-term (if the shares were held for more than one year) or short-term capital gain or loss, if the Participant held the shares for less than or equal to one year. The Corporation or its Affiliate may claim a federal income tax deduction equal to the amount of ordinary income recognized by a Participant on account of the Award.

        Federal Income Tax Treatment of Performance Shares and Incentive Awards.    A Participant should not recognize any taxable income at the time Performance Shares or an Incentive Award are granted. When the terms and conditions to which Performance Shares or an Incentive Award are subject have been satisfied and the Award is paid, the Participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives. The ordinary income a Participant recognizes will constitute wages for income and employment taxes, and the Corporation or its Affiliate will be required to withhold or obtain payment from the Participant as each Agreement permits for the amount of required income and employment taxes. The Corporation or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        The Participant’s holding period in any Common Stock received pursuant to the payment of Performance Shares on an Incentive Award will begin on the date the Common Stock is received. The Participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income on receipt with respect to such shares of Common Stock. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant’s holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant’s tax basis in the Common Stock.

        New Deferred Compensation Legislation.    The American Jobs Creation Act enacted new rules related to the taxation of “deferred compensation.” Some Awards may be treated as deferred compensation subject to the new legislation. Awards that are subject to the new legislation will be subject to new requirements and restrictions to avoid adverse tax consequences. If Awards do not satisfy the new requirements, then Participants generally will be subject to tax upon the vesting or earning of an Award and subject to an additional 20 percent excise tax and interest. The Plan has been designed to allow the grant of Awards that will comply with the new rules so as to avoid these adverse tax consequences.

        Limitation on Deductions.    The deduction for a publicly-held corporation for otherwise deductible compensation to a “covered employee” generally is limited to one million dollars per year. An individual is a covered employee if he or she is the chief executive officer (or other person acting in such capacity) or one of the four highest compensated officers for the year (other than the chief executive officer). Subject to certain exceptions, this one million dollar limit applies to all compensation to the covered employee for the year. The one million dollar limit does not apply to compensation payable solely because the covered employee attains performance objectives that meet certain requirements set forth in Section 162(m) of the Code and regulations thereunder. Compensation is considered performance-based only if (a) it is paid solely because the covered employee has attained one or more performance objectives; (b) a committee consisting solely of two or more outside directors sets the performance objectives; (c) before payment, the material terms under which the compensation is to be paid, including the performances objectives, are disclosed to the stockholders and approved by a majority in a separate vote and (d) before payment, the committee certifies in writing that the performance objectives and any other material terms have been met.

        The Committee may condition Stock Awards, Performance Shares and Incentive Awards on the satisfaction of performance objectives, as discussed above, in order to permit the Awards to qualify as fully deductible performance-based compensation.

        Generally, SARs and stock options will be considered performance-based if (i) the grant of the SAR or stock option is made by a committee consisting solely of two or more outside directors; (ii) the plan under which such awards are granted contains a maximum number of shares with respect to which awards may be granted in any specified time period and (iii) under the terms of the SAR or stock option the amount of compensation an employee can receive is based solely on an increase in the value of the underlying stock after the date of the grant.

        Current Tax Rates.    Long-term capital gains of Participants currently are subject to federal income tax at a maximum federal income tax rate of 15 percent. Short-term capital gains and ordinary income of Participants currently are subject to federal income tax at a maximum federal income tax rate of 35 percent. These rates may change, and Participants are encouraged to seek their own personal tax advice in connection with participation in the Plan.

        The Plan will not affect any other incentive compensation plan that the Corporation adopts and will not preclude the Corporation from establishing any other incentive compensation plans for its employees, directors or consultants. Additionally, the federal income tax consequences of such awards for officers, directors and non-employee service providers may be different in some cases than the consequences described above.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PLAN AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE UNDER THE PLAN. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

OTHER MATTERS

        As of the date of this proxy statement, management knows of no business that will be presented for consideration at the annual meeting of shareholders other than that stated herein. As to other business, if any, and matters incident to the conduct of the meeting that may properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies.

        Shareholders, whether or not they expect to attend the annual meeting in person, are requested to mark, date and sign the enclosed proxy and return it to the Corporation. Please sign exactly as your name appears on the mailing label affixed to the envelope in which this proxy statement was transmitted. Shareholders may revoke their proxy by delivering a written notice of revocation to the Corporation at its principal office to the attention of Corporate Secretary, at any time before the proxy is exercised.

III. OTHER INFORMATION

PERFORMANCE GRAPH

        The following graph is presented to compare the cumulative total return for the Common Stock to the cumulative total return of the Dow Jones US Insurance Index and the S&P Smallcap 600 Index for the period from December 16, 2004, the date the Corporation’s Common Stock began to trade on the New York Stock Exchange, through the close of the market on December 31, 2005, assuming the investment of $100 in the Common Stock and in each index on December 16, 2004, and that all dividends were reinvested.

Summary	December 16, 2004	December 31, 2004	December 31, 2005
KMG America Corporation	$100	$105.67	$ 83.54
S&P Smallcap 600 Index	100	101.59	120.60
Dow Jones US Insurance Index	100	101.34	106.65

CORPORATE GOVERNANCE

        The Corporation is managed under the direction of the Board of Directors, which has adopted Corporate Governance Guidelines to set forth certain corporate governance practices. The Corporate Governance Guidelines, the charters for the Audit, Compensation, and Corporate Governance and Nominating Committees, as well as the Code of Business Conduct and Ethics applicable to the Corporation’s Chief Executive Officer and Chief Financial Officer, are available on the Corporation’s Internet website at http://www.kmgamerica.com. The Corporation will also provide printed copies of these materials to any shareholder, upon request to KMG America Corporation, 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, Attention: Corporate Secretary.

        The Board held five meetings in 2005. The Board has standing Executive, Audit, Compensation, and Corporate Governance and Nominating Committees.

        Executive Committee.    Members of the Executive Committee are Messrs. Kuk (Chairman), DeLong and Johnson. The Executive Committee has the same powers as the Board. During the intervals between meetings of the Board, the Executive Committee may exercise all of the powers of the Board in the management and control of the Corporation’s business. All actions taken by the Executive Committee are reported at the Board’s first meeting after the action is taken. The Executive Committee did not hold any meetings in 2005.

        Audit Committee.    Members of the Audit Committee are Messrs. Flittie (Chairman), Laszewski and Ritchie (Vice Chairman). The functions of the Audit Committee are described under “Audit Committee Report” below. The Corporation prohibits the members of its Audit Committee from serving on the audit committees of more than three other public companies. Mr. Ritchie serves on two other public companies’ audit committees. The Board has determined that each of the Audit Committee members is “independent” as defined under the independence standards for audit committee members set forth in the rules promulgated under the Securities Exchange Act of 1934 and in the listing standards of the New York Stock Exchange. The Board has also determined that Messrs. Flittie and Ritchie are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002. The Audit Committee held five meetings in 2005.

        Compensation Committee.    Members of the Compensation Committee are Messrs. Laszewski (Chairman), Mathisen and Ritchie. The functions of the Compensation Committee are described under “Compensation Committee Report on Executive Compensation” below. The Board has determined that each of the Compensation Committee members are “independent,” as defined under the listing standards of the New York Stock Exchange. The Compensation Committee held four meetings in 2005.

        Corporate Governance and Nominating Committee.    Members of the Corporate Governance and Nominating Committee are Messrs. Mathisen (Chairman), Flittie and Laszewski. The Corporate Governance and Nominating Committee’s responsibilities are described in its charter, and include annually reviewing the attendance, performance and compensation of the directors, and making recommendations to the Board regarding director compensation and nominees who meet criteria approved by the Board for election to the Board. The Committee also oversees implementation of the Corporation’s Corporate Governance Guidelines, which were adopted by the Board. The Board has determined that each of the Corporate Governance and Nominating Committee members are “independent,” as defined under the listing standards of the New York Stock Exchange. The Corporate Governance and Nominating Committee, after consideration of the recommendation of the Chairman, President & Chief Executive Officer of the Corporation, recommended to the Board the nominees for Class II director. The Corporate Governance and Nominating Committee held three meetings in 2005.

        Shareholder Recommendations for Board Candidates.    Shareholders entitled to vote for the election of directors may recommend candidates for consideration by the Corporate Governance and Nominating Committee as nominees for election as directors of the Corporation. Notice of recommendations for nominees made by shareholders with respect to the 2007 annual meeting must be received in writing by the Secretary of the Corporation no earlier than January 4, 2007, and no later than January 29, 2007, and must set forth (i) the name, age, business address and, if known, residence address of each such person, (ii) the principal occupation or employment of each such person and (iii) the number of shares of capital stock of the Corporation beneficially owned by each such person. The Corporate Governance and Nominating Committee evaluates all director candidates, including those director candidates recommended by shareholders, in accordance with the director qualification standards set forth in the Corporation’s Corporate Governance Guidelines, as amended from time to time, and considers the skills and characteristics of individual Board members and candidates as well as the composition of the Board as a whole. In addition, the Committee considers a candidate’s past experience relevant to significant issues facing the

Corporation, in areas such as finance, marketing, technology and insurance-specific issues. Additional information about director candidate qualifications is contained in the Corporation’s Corporate Governance Guidelines.

        Director Independence.    The Board has reviewed the relationships of the directors with the Corporation. The Board has determined that, with the exceptions of Messrs. DeLong, Johnson and Kuk, who are executive officers of the Corporation, none of the directors have relationships with the Corporation and no other circumstances exist that, in the opinion of the Board, will interfere with the exercise of their independent judgment in carrying out the responsibilities of a director of the Corporation. Therefore, the Board determined that all such directors are “independent” as defined under the listing standards of the New York Stock Exchange.

        Executive Session.    As required by the Corporation’s Corporate Governance Guidelines, the non-management directors meet at least quarterly in executive session, usually in conjunction with, but separate from, regular Board meetings, and the independent directors meet at least annually. The non-management and independent directors have appointed John H. Flittie as lead independent director. Mr. Flittie presides at all meetings of the non-management and independent directors. The non-management directors and the independent directors met in executive session four times in 2005. Shareholders and other interested persons may contact the lead independent director in writing at KMG America Corporation, 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, Attention: Lead Independent Director, c/o Corporate Secretary. The Corporate Secretary will deliver all such correspondence received between the meetings of the non-management directors to the lead independent director.

        Director Attendance at Board and Committee Meetings and the Annual Meeting of Shareholders.    During 2005, all incumbent directors attended at least 75% of the meetings of the Board and the committees to which they were assigned. The Corporation’s policy is that all directors attend the annual meeting of shareholders. All directors in the office at the time of the 2005 annual meeting of shareholders attended such meeting.

        Communications with the Board of Directors.    Communications to the Board of Directors, any committee of the Board, the lead independent director or any individual director or directors, may be sent by U.S. mail, postage prepaid, addressed to the Board, any committee of the Board, the lead independent director or any individual director or directors, in care of the Corporation at its principal executive office to:

        Corporate Secretary
        12600 Whitewater Drive, Suite 150
        Minnetonka, Minnesota 55343

        All such communications will be promptly delivered by the Corporate Secretary to the applicable director or directors.

COMMITTEE REPORTS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Corporation’s Compensation Committee has responsibility for executive officer compensation matters, and the Corporation’s executive compensation programs are administered by the Compensation Committee. The Compensation Committee is composed of the individuals listed below. The Compensation Committee recommends the salary level and annual incentive awards for the Corporation’s Chief Executive Officer (“CEO”), approves salary levels and annual incentive awards for the Corporation’s other executive officers and key employees, recommends compensation for the independent directors and administers the Corporation’s 2004 Equity Incentive Plan.

Overview of Compensation Strategy

        The Corporation’s executive compensation strategy is designed to attract, retain and motivate highly qualified individuals to contribute to the success of the Corporation and create shareholder value. The principle objectives of the strategy are to:

•	insure that the Corporation has the ability to attract and retain the caliber of executives necessary to sustain the success of the Corporation;

•	support the Corporation's financial growth and operational objectives in both the short and long term;

•	establish a performance-based rewards culture in the Corporation;

•	align the interests of the Corporation's executives with those of the Corporation's shareholders; and

•	reward individuals based on objective measurement tempered by judicious management discretion.

Components of Executive Compensation

        The Compensation Committee’s compensation methodology utilizes three components: (1) base salary, (2) annual incentive compensation and (3) long-term incentive compensation. These components provide elements of fixed income and variable compensation that are linked to the achievement of individual and corporate goals and the enhancement of value to the Corporation’s shareholders.

        Base Salary.    Base salary represents the fixed component of the Corporation’s executive compensation system. Officers and key employees receive salaries that are within a range established by the Compensation Committee for their respective positions based on comparative analysis. Where the salary of each officer and key employee falls within the salary range is based on a determination of the level of experience that the employee brings to the position and how successful the employee has been in achieving set goals. Salary adjustments are based on a similar evaluation, a comparison of adjustments made by companies which the Compensation Committee deems to be comparable to the Corporation and any necessary inflationary adjustments.

        The 2005 salary levels of the CEO and the Corporation’s four other most highly compensated officers in the year ended December 31, 2005 (the “Named Officers”) were established in their employment agreements, which were approved by the Corporation’s Board in existence prior to completion of the Corporation’s initial public offering in December 2004. Prior to completion of the initial public offering, the Board consisted of one director, Mr. Kuk, who is also the Chairman, President & Chief Executive Officer of the Corporation. The Board’s objective was to attract, retain and motivate highly qualified executive officers and significant employees to serve as the Corporation’s initial executive management team and contribute to the creation of shareholder value.

         Annual Incentives.    Annual incentives exist in the form of bonuses available to each officer and key employee as a means of linking compensation to performance of the Corporation and individual. The Compensation Committee determines the performance criteria and the amounts of incentive bonuses. To motivate executives to increase their ownership of Common Stock, the Compensation Committee may approve that officers and key employees receive all or a portion of their bonuses in Common Stock, stock options, restricted stock, performance shares and incentive shares under the 2004 Equity Incentive Plan.

        In determining the performance criteria for annual incentive bonuses paid to the CEO and Named Officers for 2005, the Compensation Committee considered that the Corporation’s operations commenced in December 2004 and management has been operating under a transitional business plan focused on creating a national worksite marketing and insurance business out of a largely regionally based insurance operation. Based on these considerations, the performance goals established for the 2005 annual incentive awards were designed to reward the CEO, Named Officers and other executive officers based on the Corporation’s achievement of initiatives that will further the Corporation’s transition to a national worksite and marketing insurance business. The performance goals established by the Compensation Committee for the CEO, Named Officers and other executive officers related to: sales; product development; expanding sales, third party administrator, financial and actuarial capabilities; meeting financial reporting and Sarbanes-Oxley compliance schedules and cost targets; investment management; management of the long-term care and acquired business segments’ and certain integration initiatives. Although higher awards could have been awarded under the performance metrics, at the recommendation of Kenneth U. Kuk, the Corporation’s Chairman, President and Chief Executive Officer and with the concurrence of the Compensation Committee and Board, the bonus payments were reduced based on the Corporation’s 2005 earnings performance. The incentive awards were paid in cash and restricted shares of the Corporation’s Common Stock.

        Long-Term Incentives.    The third component of executive compensation is targeted toward providing rewards for long-term performance. The Compensation Committee believes that long-term incentives are important to motivate and reward the Corporation’s officers and key employees for maximizing shareholder value. Long-term incentives are provided primarily by grants of stock options, stock awards and stock appreciation rights under the 2004 Equity Incentive Plan, which is administered by the Compensation Committee and, with respect to certain employees, by the Corporation’s CEO pursuant to authority delegated by the Compensation Committee. The purpose of the 2004 Equity Incentive Plan is to assist the Corporation in attracting and retaining qualified personnel, by enabling such personnel to participate in the future success of the Corporation and to align their interests with those of the Corporation and its shareholders. In fiscal 2005, the Corporation granted 227,250 stock options as long-term incentives to attract new officers and employees and to incent high performance by officers of Kanawha. In addition, the Corporation awarded 10,974 shares of restricted Common Stock of the Corporation to each of Paul F. Kraemer and Paul P. Moore, Named Officers.

2005 CEO Compensation

        During 2005, Mr. Kuk, the Corporation’s CEO, received an annual base salary of $472,500, as provided in his employment agreement approved by the Board in existence prior to completion of the Corporation’s initial public offering. Mr. Kuk’s annual base salary is subject to annual increase as described under “Employment Agreements.” The Board concluded that this increase in CEO base salary was appropriate after considering the compensation paid to the CEO at Kanawha, the Corporation’s predecessor and primary operating subsidiary, and the CEOs of public companies deemed by the Board to be comparable to the Corporation. The Compensation Committee approved payment to Mr. Kuk of an annual incentive bonus relating to 2005 performance of $68,000 and 14,000 shares of restricted Common Stock of the Corporation. The cash portion of Mr. Kuk’s annual incentive bonus is equal to approximately 14% of his 2005 annual base salary. The Compensation Committee’s annual incentive decision was approved by the Board. The criteria for establishing the amount of Mr. Kuk’s annual incentive bonus, which is described in “Annual Incentives” above, called for an award of $160,000 in cash and 16,786 shares of restricted Common Stock. Although a higher award could have been awarded under the performance metrics, at the recommendation of Mr. Kuk and with the concurrence of the Compensation Committee and Board, the bonus payment was reduced based on the Corporation’s 2005 earnings performance.

        This report has been submitted by the members of the Compensation Committee for fiscal 2005.

Compensation Committee
Robert L. Laszewski, Chairman
Dennis M. Mathisen
James J. Ritchie

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is composed of the three directors named below, each of whom is “independent” under the independence standards for audit committee members set forth in the rules promulgated under the Securities Exchange Act of 1934, the listing standards of the New York Stock Exchange and the Corporation’s Corporate Governance Guidelines. The Audit Committee operates under a written charter approved by the Board. The Audit Committee held six meetings in 2005.

        The Audit Committee (i) serves as an independent and objective body to monitor and assess the Corporation’s compliance with legal and regulatory requirements, the Corporation’s financial reporting processes and related internal control systems and the performance generally of the Corporation’s internal audit function; (ii) oversees the audit and other services of the Corporation’s independent registered public accounting firm and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the Corporation’s independent registered public accounting firm, which reports directly to the audit committee; (iii) provides an open means of communication among the Corporation’s independent registered public accounting firm, accountants, financial and senior management, internal auditing department, the Corporation’s corporate compliance department and the Board; (iv) resolves any disagreements between the Corporation’s management and the Corporation’s independent registered public accounting firm regarding the Corporation’s financial reporting; and (v) meets at least quarterly with the Corporation’s senior executives, internal audit staff and independent registered public accounting firm.

        The Corporation’s audit committee charter also mandates that the Audit Committee approve all audit, audit-related, tax and other services conducted by our independent registered public accounting firm.

        The Audit Committee has reviewed and discussed the audited financial statements with the Corporation’s management.

        The Audit Committee has discussed with Ernst & Young LLP, the Corporation’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the overall scope and plan for its audit, the independent registered public accounting firm’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

        The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent registered public accounting firm its independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. At this time, the Audit Committee has not yet recommended an audit firm to be retained as the Corporation’s independent registered public accounting firm for the 2006 fiscal year.

        Representatives of Ernst & Young LLP are expected to attend the 2006 annual meeting of shareholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Committee Pre-Approval Policy

        The Audit Committee has adopted procedures for pre-approving certain audit and permitted non-audit services provided by the independent registered public accounting firm. These procedures include reviewing specific services subject to a fee range for each fiscal year for audit and permitted non-audit services. The Audit Committee reviews descriptions of, and an estimated fee range for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time the schedule is submitted. Audit Committee approval is also required when the pre-approved amount is exceeded for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not previously approved. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, due to its familiarity with the Corporation’s business, personnel, culture, accounting systems and risk profile, and whether the services enhance the Corporation’s ability to manage or control risks and improve audit quality. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee who then report any pre-approved services to the Audit Committee at its next scheduled meeting. At the meeting of the Audit Committee held on August 11, 2005, pre-approval authority was delegated to John H. Flittie, Chairman of the Audit Committee and, in his absence or inability to act, to James J. Ritchie, Vice Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

Fees of the Corporation’s Independent Registered Public Accounting Firm

        During fiscal 2005, the Corporation engaged Ernst & Young LLP as independent registered public accounting firm principally to perform the annual audit and to render other services, including services related to the Corporation’s implementation of SEC and Sarbanes-Oxley Act of 2002 requirements. The following table lists fees paid to Ernst & Young LLP for services rendered to the Corporation and its predecessor in fiscal 2005 and 2004.

	2005	2004

Audit Fees	$1,115,000	$1,538,937
Audit-Related Fees	27,500	35,160
Tax Fees	0	0
All Other Fees	0	0

Total	$1,142,500	$1,574,097

        Audit Fees include fees for services performed to comply with generally accepted auditing standards, including the recurring audit of the Corporation’s annual consolidated financial statements and internal controls and review of the Corporation’s quarterly consolidated unaudited financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal independent registered public accounting firm reasonably can provide to a client, such as consultations regarding generally accepted accounting principles and the accounting or disclosure treatment of transactions or events, reviews and evaluations of the impact of new regulatory pronouncements, procedures related to the audit of income tax provisions and related reserves, and services associated with SEC registration statements, periodic reports and other documents filed with the SEC, other documents issued in connection with securities offerings and responses to SEC comment letters. In 2004, Audit Fees included the review of the registration statement filed in connection with the Corporation’s initial public offering, responses to SEC comment letters related to that registration statement and delivery of comfort letters and consents related to that registration statement.

        Audit-Related Fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and diligence conducted in connection with mergers and acquisitions. This category includes fees related to general assistance with the implementation of SEC and Sarbanes-Oxley Act of 2002 requirements, audit services not required by statute or regulation and reviews and evaluations of the impact of new regulatory pronouncements. Audit-Related Fees also include audits of pension and other employee benefit plans.

        Tax Fees primarily include fees associated with tax audits, tax compliance and tax consulting, as well as tax planning. This category also includes tax planning for mergers and acquisitions and restructurings, as well as other services related to tax disclosure and filing requirements.

        All Other Fees include fees not related to services described in the three categories above. Because the Corporation’s independent registered public accounting firm did not perform such other services in 2005, the Audit Committee was not required to determine whether the provision of non-audit services was compatible with maintaining the independent registered public accounting firm’s independence. If the Corporation’s independent registered public accounting firm performs non-audit services in the future, the Audit Committee will make such a determination.

Audit Committee
John H. Flittie, Chairman
Robert L. Laszewski
James J. Ritchie, Vice Chairman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows, as of March 1, 2006 (unless otherwise indicated), the direct and indirect beneficial ownership of Common Stock by: each director; each nominee for director; each officer named in the Summary Compensation Table (who are the Corporation’s CEO and its four other most highly compensated officers in the year ended December 31, 2005 (the “Named Officers”)); all directors, nominees for director, Named Officers and executive officers as a group; and all persons beneficially owning more than 5% of the outstanding Common Stock.

Name	Sole Voting and Investment Power	Other	Aggregate Shares Owned		Aggregate Percentage Owned(1)
Kenneth U. Kuk	333,241	0	333,241		1.5%
Scott H. DeLong III	101,006	0	101,006
John H. Flittie	3,749	0	3,749
Stanley D. Johnson	25,000	0	25,000
Robert L. Laszewski	545	0	545
Dennis M. Mathisen	30,545	0	30,545
James J. Ritchie	3,176	2,631	5,807	(2)
Paul P. Moore	44,749	0	44,749
Paul F. Kraemer	42,772	0	42,772
All Directors, Nominees for Director, Named Officers and Executive Officers as a Group (13 persons)(3)	631,555	2,631	634,186		2.9%
Becker Capital Management, Inc.(4) 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204	1,507,200	163,900	1,671,100		7.6%
Hotchkis and Wiley Capital Management, LLC(5)
725 South Figueroa Street, 39th Floor,
Los Angeles, CA 90017-5439	1,151,100	477,200	1,628,300		7.4%
Wells Fargo & Company (6) 420 Montgomery Street San Francisco, CA 94104	2,065,577	168,475	2,234,052		10.1%

_________________
       (1)       Calculations based on 22,125,998 shares of Common Stock outstanding as of March 1, 2006. Except as indicated, each person owns less than 1% of outstanding Common Stock.
       (2)        Includes shares owned by Mr. Ritchie’s spouse. These shares may be deemed to be beneficially owned by Mr. Ritchie under the rules and regulations of the SEC, but the inclusion of such shares in the table does not constitute an admission of beneficial ownership.
       (3)        In addition to the ownership data for the directors, nominees for director and Named Officers set forth above, ownership data includes 45,772 shares owned by Thomas D. Sass, an executive officer and 1,000 shares owned by Robert E. Matthews, an executive officer, and zero shares owned by each of James E. Nelson and R. Dale Vaughan, both executive officers.
       (4)        As reported in a Schedule 13G, dated February 10, 2006, Becker Capital Management, Inc. (“Becker”) reported beneficial ownership of 1,671,100 shares of Common Stock. Becker reported that it has the sole power to vote or direct the vote of 1,507,200 of such shares and has the sole power to dispose of or direct the disposition of 1,671,100 of such shares. Becker reported that all such shares are owned by advisory clients of Becker, and Becker disclaims beneficial ownership of all such shares.
       (5)        As reported in a Schedule 13G/A, dated February 13, 2006, Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) reported beneficial ownership of 1,628,300 shares of Common Stock. Hotchkis reported that it has sole power to vote or direct the vote of 1,151,100 of such shares and sole power to dispose of or direct the disposition of 1,628,300 of such shares. Hotchkis disclaims beneficial ownership of all such shares in this report pursuant to Section 13d-4 of the Exchange Act.
       (6)        As reported in a Schedule 13G, dated March 2, 2006, Wells Fargo & Company (“Wells”) reported beneficial ownership of 2,234,052 shares of Common Stock. Wells reported that it has sole power to vote or direct the vote of 2,065,577 of such shares and has the sole power to dispose of or direct the disposition of 2,234,052 of such shares.

EXECUTIVE COMPENSATION

Agreements with Named Officers

        The Corporation has entered into the following agreements with the Named Officers.

Employment Agreements

        Employment Agreement with Kenneth U. Kuk

        Concurrently with the closing of the Corporation’s initial public offering, the Corporation entered into an employment agreement with Kenneth U. Kuk. The employment agreement provides that it will expire on December 31, 2007, unless further extended or sooner terminated. Beginning on January 1, 2005, and on the first day of each calendar month thereafter, the term of Mr. Kuk’s employment agreement has and will automatically extend for one additional month, unless the Corporation or Mr. Kuk provides the other with 90 days’ written notice of non-renewal. Neither the Corporation nor Mr. Kuk have provided the other with written notice of non-renewal.

        Mr. Kuk’s fiscal 2005 annual base salary increased by five percent, to $472,500 on January 1, 2005. Effective each January 1 beginning January 1, 2006, Mr. Kuk will receive a minimum percentage increase equal to the increase in the consumer price index for the preceding year. Based on a review of compensation information from peer companies and taking into consideration Mr. Kuk’s duties, the Compensation Committee and Board approved, effective January 1, 2006, an inflation based salary adjustment to Mr. Kuk’s annual base salary of 3.2%, increasing his annual base salary for fiscal 2006 to $488,000. According to his employment agreement, Mr. Kuk is eligible to receive an annual cash incentive bonus pursuant to the annual incentive compensation plan adopted by the Compensation Committee each year, not to exceed 200 percent of his then current base salary. On March 8, 2006, Mr. Kuk was awarded, for fiscal 2005 performance, a cash annual incentive bonus of $68,000, equal to approximately 14% of his 2005 annual base salary, and 14,000 shares of restricted Common Stock with a grant date of March 24, 2006. The shares of restricted Common Stock were issued under the Corporation’s 2004 Equity Incentive Plan, and the shares vest with respect to one-third of the awarded shares on the first, second and third anniversaries of the date of grant; provided, however, that Mr. Kuk will be 100% vested in all outstanding restricted shares of Common Stock and any other unvested equity incentive awards he holds as of the termination date upon (1) any termination of Mr. Kuk’s employment by the Corporation or Board, other than a termination for “cause,” or any resignation by Mr. Kuk with or without “good reason” following a change in control, (2) a termination by the Corporation without cause, (3) a termination by him for good reason or following receipt from the Corporation of a notice of non-renewal or (4) his death or disability (as such term is defined in the employment agreement), and he will forfeit all unvested shares of restricted Common Stock if he is terminated by the Corporation for cause or if he terminates his employment for other than good reason (as such terms are defined in the employment agreement).

        Mr. Kuk’s employment agreement also provides that he is eligible to participate in the Corporation’s 2004 Equity Incentive Plan. With the exception of the shares of restricted Common Stock awarded to Mr. Kuk as part of his 2005 annual incentive bonus, he did not receive any other awards in 2005, under the 2004 Equity Incentive Plan.

        Mr. Kuk’s employment agreement also provides that the Corporation will reimburse him for his (1) fees for professional organizations reasonably related to the life and health insurance industry, (2) personal financial advisory expenses of $5,000 per year in 2005 and in subsequent years, and (3) dues for club memberships in the amount of $10,000 per year. In 2005, the Corporation reimbursed Mr. Kuk for personal financial advisory expenses and dues for club memberships in the amount of $10,810.

        Mr. Kuk’s employment agreement provides that he is to devote substantially all of his business time to the Corporation’s operations (except as the Corporation otherwise agrees, including on behalf of any of the Corporation’s subsidiaries); provided, however, that he is not precluded from serving as a director or trustee of any other firm or from pursuing real estate investments and other personal investments, as long as those activities do not interfere with the performance of his duties or violate the non-competition provisions in his employment agreement. Mr. Kuk’s employment agreement permits the Corporation to terminate his employment with appropriate notice for or without “cause.” “Cause” is generally defined to mean:

•

committing fraud or misappropriating, stealing or embezzling funds or property from the Corporation or its affiliates, or attempting to secure personally any profit in connection with any transaction entered into or on behalf of the Corporation or its affiliates;

•	knowingly violating or breaching any material law or regulation to the material detriment of the Corporation or its affiliates;

•

conviction of a felony in a final non-appealable judgment, or the entry of a plea of guilty or nolo contendere to a felony, which is likely to cause material harm to the Corporation’s business, customer or supplier relations, financial condition or prospects;

•	willful failure to perform his material duties under the employment agreement that continues for a period of 30 days after written notice; or

•	the breach of any non-competition, non-disclosure or non-solicitation agreement between him and the Corporation that causes or is reasonably likely to cause material harm to the Corporation.

        In addition, Mr. Kuk has the right under his employment agreement to resign for “good reason” in the event of (a) an assignment to him of any material duties inconsistent with his position or a substantial adverse alteration in the nature or status of his responsibilities without his consent; (b) a material reduction in employee benefits other than a reduction generally applicable to similarly situated executives of the Corporation without his consent; (c) a failure on the Corporation’s part to comply with any material provision of his employment agreement that is not cured within 30 days after written notice to the Corporation; (d) any failure on the Corporation’s part to pay his base salary or any incentive bonus to which he is entitled under the Corporation’s bonus plan that, in either case, is not cured within ten days after written notice to the Corporation, or any failure of the Corporation’s Compensation Committee to approve a bonus plan for any fiscal year; (e) the relocation of the Corporation’s principal place of business outside of a fifty mile radius of Minneapolis, Minnesota without his consent; or (f) the failure of the Board to nominate him as a director and as chairman and any failure of the Corporation’s shareholders to reelect him as a director and as chairman and any removal by the Corporation’s shareholders or the Board of him from his positions as a director and as chairman of the Board, other than for cause; provided, however, that at any time any applicable law, rule or regulation of any applicable governmental authority or self regulatory organization, stock exchange or other over-the-counter exchange on which the Common Stock may be listed from time to time, prohibits the chief executive from also being chairman of the Board, “good reason” will not include the failure to nominate or elect him as chairman of the Board.

        Pursuant to his employment agreement, Mr. Kuk receives six weeks of paid vacation annually and various other customary benefits. In 2005, Mr. Kuk’s employment agreement was amended to provide that he will not be entitled to cash in lieu of any unused vacation time and he is not entitled to carry over any unused vacation time from year to year. All employment agreements of the Corporation were similarly amended in 2005. The employment agreement also provides that he is eligible to receive the same benefits, including medical insurance coverage and retirement plan benefits in a 401(k) plan to the same extent as other similarly situated employees, and such other benefits as are commensurate with his position. Participation in employee benefit plans is subject to the terms of such benefit plans as in effect from time to time. The Corporation has the right to obtain a key man life insurance policy for the Corporation’s benefit on the life of Mr. Kuk. Pursuant to his employment agreement, the Corporation is obligated to purchase life insurance on the life of Mr. Kuk with a death benefit of at least four times his base salary with Mr. Kuk as the owner of the policy and beneficiaries designated by him.

        If Mr. Kuk’s employment is terminated for “cause” or he resigns other than for “good reason,” the Corporation will pay him his full base salary through the date of termination and reimburse him for all reasonable and customary expenses associated with his employment by the Corporation through the date of termination. If however, the Corporation terminates him without cause (other than for death or disability) or he terminates his employment for good reason, the Corporation is obligated to pay him (a) any earned and accrued but unpaid installment of base salary through the date of termination and all other unpaid and pro rata amounts to which he is entitled as of the date of termination under any compensation plan or program of the Corporation, including the annual bonus plan and all accrued but unused vacation time; (b) a lump sum payment of an amount equal to (1) the sum of his base salary in effect as of the date of termination plus the maximum annual bonus that he could earn during the current fiscal year multiplied by (2) the lesser of (A) three or (B) the quotient equal to the number of whole months remaining under the employment agreement divided by 12; (c) the payment of premiums for group health coverage for 18 months following the date of termination; and (d) other benefits specified in his employment agreement.

        In the event the Corporation delivers to Mr. Kuk a notice of non-renewal of his employment agreement, Mr. Kuk has the right to resign at any time during the remainder of his employment term and the Corporation is obligated to pay (a) any earned and accrued but unpaid installment of base salary through the date of termination and all other unpaid and pro rata amounts to which Mr. Kuk is entitled as of the date of termination under any compensation plan or program of the Corporation, including the annual bonus plan and all accrued but unused vacation time; (b) a lump sum payment of an amount equal to (1) the sum of his base salary in effect as of the date of termination plus the maximum annual bonus that he could earn during the current fiscal year multiplied by (2) the lesser of (A) three or (B) the quotient equal to the number of whole months remaining under the employment agreement divided by 12; (c) the payment of premiums for group health coverage for 18 months following the date of termination; and (d) other benefits as provided for in such employment agreement. The Corporation’s obligation to make payments to Mr. Kuk in the event of termination of his employment as described in (b) above is conditioned on his delivery to the Corporation of a general release of all claims against the Corporation.

        Upon any termination of Mr. Kuk’s employment, other than a termination for “cause,” following a change in control of the Corporation, all of the options, restricted stock awards and any other equity awards granted to Mr. Kuk will become fully vested, unrestricted and exercisable as of the date of termination. The term “change in control” in Mr. Kuk’s agreement has the same meaning as that term is defined in the employment agreements of the Named Officers.

        The Corporation has also agreed that if any payments or benefits Mr. Kuk receives under his employment agreement are determined to be subject to an excise or similar tax, the Corporation will provide him with such additional compensation as is necessary to place him in the same after-tax position as he would have been in had such tax not been incurred.

        During Mr. Kuk’s employment with the Corporation and for an 18-month period after termination of his employment for any reason (other than a resignation following receipt by Mr. Kuk of a notice of non-renewal, in which case the period shall be 12 months after termination), he has agreed not to compete with the Corporation by working with or investing in (subject to certain limited exceptions) any enterprise engaged in a principal line of business in which the Corporation engages, or a line of business that the Corporation plans to enter, in any state where the Corporation conducts or intends to conduct business. In addition, during his employment with the Corporation and for an 18-month period after termination of his employment for any reason (other than a resignation following receipt by Mr. Kuk of a notice of non-renewal, in which case the period shall be 12 months after termination), he has agreed (1) not to solicit or induce anyone to leave the Corporation’s employ or to hire any employee of the Corporation; (2) not to solicit or induce any customer or client of the Corporation to cease doing business with the Corporation or to do business with Mr. Kuk or otherwise interfere with the Corporation’s relationship with such persons; or (3) not to solicit or induce any supplier, licensee, or consultant to cease doing business with the Corporation or otherwise interfere with the Corporation’s relationship with such persons.

        Employment Agreements with Named Officers other than Kenneth U. Kuk

        Concurrently with the closing of the initial public offering, the Corporation entered into employment agreements with Scott H. DeLong III, Stanley D. Johnson, Paul M. Moore and Paul F. Kraemer. Except as noted, the terms of the Named Officers’ employment agreements are materially identical. These employment agreements provide for an initial term to expire on December 31, 2007, unless further extended for one additional year at the Corporation’s option upon written notice to the Named Officers by October 31, 2005, or sooner terminated. Each of these employment agreements was extended for one additional year, to December 31, 2008.

        These employment agreements provide the following fiscal 2005 annual base salaries: Mr. Johnson, $426,084; Mr. Moore, $350,000; Mr. Kraemer, $350,000 and Mr. DeLong, $288,750. Each of these base salaries may not be decreased during the terms of the employment agreements. The Compensation Committee, after taking into account the recommendations of the CEO, determines whether these base salaries should be increased at least one time each year during the terms of the employment agreements. Based on a review of comparative information from peer companies for similar executive positions, and taking into account their respective job duties, the Compensation Committee and Board approved, effective January 1, 2006, inflation adjusted salary increases of 3.2% for each of Messrs. Moore, Kraemer and DeLong, increasing their 2006 annual base salaries to $361,000, $361,000 and $298,000, respectively. Effective January 1, 2006, Mr. Johnson and the Corporation agreed to an amendment to his employment agreement reducing his annual base salary to $300,000 and permitting him to work a flexible work schedule whereby he may determine the time he devotes to the performance of his job duties and the location from which they are performed, provided the flexible work schedule does not interfere with the performance of his job duties.

        According to their employment agreements, the Named Officers are eligible to receive an annual cash incentive bonus pursuant to a performance bonus plan to be adopted by the Compensation Committee each year, not to exceed 100% of their respective base salaries. Based on the performance objectives discussed under “Annual Incentives” above, Messrs. Johnson, Moore, Kraemer and DeLong each were awarded an annual incentive bonus for fiscal 2005. Mr. Johnson was awarded an annual incentive bonus of $31,000, equal to approximately 7% of his fiscal 2005 annual base salary and 6,500 shares of restricted Common Stock. Messrs. Moore and Kraemer were each awarded annual incentive bonuses of $56,000, equal to approximately 16% of each of their fiscal 2005 annual base salaries, and each was awarded 7,000 shares of restricted Common Stock. Mr. DeLong was awarded an annual incentive bonus of $42,000, equal to approximately 15% of his fiscal 2005 annual base salary and 6,000 shares of restricted Common Stock. The restricted shares of Common stock awarded to Messrs. Johnson, Moore, Kraemer and DeLong have grant dates of March 24, 2006 and were awarded under the Corporation’s 2004 Equity Incentive Plan.

        The employment agreements provide that the Named Officers are eligible to participate in the Corporation’s 2004 Equity Incentive Plan. In addition to the restricted shares of Common Stock awarded to the Named Officers as part of their fiscal 2005 annual incentive awards, Messrs. Moore and Kraemer were each awarded 10,974 shares of restricted Common Stock with a grant date of August 11, 2005. All of these awards of restricted shares of Common Stock become exercisable with respect to one-fourth of the shares on the first, second, third and fourth anniversaries of the date of grant; provided, however, that (a) the Named Officer will be 100% vested in all outstanding shares of the restricted Common Stock awards and any other unvested equity incentive awards he holds as of the termination date and will be permitted to exercise all vested option awards only during the 90-day period following such accelerated vesting upon (1) any termination of the Named Officer’s employment by the Corporation or the Board, other than a termination for “cause,” or any resignation by the Named Officer with or without “good reason” following a change of control, (2) a termination by the Corporation without cause, (3) a termination by the Named Officer for good reason or (4) the Named Officer’s death or disability (as such term is defined in the employment agreements) and (b) the Named Officer will forfeit all unvested restricted Common Stock awards and any other unvested equity incentive awards he holds as of the termination date if he is terminated by the Corporation for cause or if he terminates his employment for other than good reason (as such terms are defined in the employment agreements).

        The employment agreements also provide that the Corporation will reimburse them for their (1) fees for professional organizations reasonably related to the life and health insurance industry, (2) personal financial advisory expenses of $5,000 per year in 2005 and in subsequent years, and (3) dues for club memberships in the amount of $7,500 per year. In 2005, the Corporation reimbursed Mr. Johnson for personal financial advisory expenses and dues for club memberships in the amount of $1,185; Mr. Kraemer in the amount of $7,500; Mr. Moore in the amount of $11,700 and Mr. DeLong in the amount of $8,410. These agreements provide that the Named Officers agree to devote substantially all of their business time to the Corporation’s operations (except as the Corporation otherwise agrees, including on behalf of any of the Corporation’s subsidiaries); provided, however, that the Named Officers are not precluded from serving as a director or trustee in any other firm or from pursuing real estate investments and other personal investments, as long as those activities do not interfere with the performance of the Named Officer’s duties or violate the non-competition provisions in the agreements. These employment agreements permit the Corporation to terminate the Named Officers’ employment with appropriate notice for or without “cause.” “Cause” is generally defined to mean:

•

committing fraud or misappropriating, stealing or embezzling funds or property from the Corporation or the Corporation’s affiliates, or attempting to secure personally any profit in connection with any transaction entered into or on the Corporation’s behalf or on behalf of the Corporation’s affiliates;

•	knowingly violating or breaching any material law or regulation to the material detriment of the Corporation or the Corporation's affiliates;

•

conviction of a felony in a final, non-appealable judgment, or the entry of a plea of guilty or nolo contendere to a felony, which is likely to cause material harm to the Corporation’s business, customer or supplier relations, financial condition or prospects;

•	willful failure to perform his material duties under the employment agreement that continues for a period of 30 days after written notice; or

•

the breach of any non-competition, non-disclosure or non-solicitation agreement between the Named Officer and the Corporation that causes or is reasonably likely to cause material harm to the Corporation.

        In addition, Named Officers have the right under their employment agreements to resign for “good reason” in the event of (a) a material reduction in employee benefits other than a reduction generally applicable to similarly situated officers of the Corporation without the consent of the Named Officer; (b) a failure on the Corporation’s part to comply with any material provision of the employment agreement that is not cured within 30 days after written notice to the Corporation; (c) any failure on the Corporation’s part to pay the Named Officer’s base salary or any incentive bonus to which the Named Officer is entitled under the Corporation’s bonus plan that, in either case, is not cured within ten days after written notice to the Corporation, or any failure of the Corporation’s compensation committee to approve a bonus plan for any fiscal year; (d) the relocation of Kanawha’s principal place of business to which the Named Officer is assigned outside of a fifty mile radius of such location without the consent of the Named Officer; or (e) the assignment to the Named Officer of material duties inconsistent with the Named Officer’s position or a substantial adverse reduction in the nature or status of the Named Officer’s responsibilities.

        Pursuant to their employment agreements, all of the Named Officers, except Mr. Johnson, receive four weeks of paid vacation annually, and Mr. Johnson receives five weeks of paid vacation annually. In 2005, the Named Officers employment agreements were amended to provide that they will not be entitled to cash in lieu of any unused vacation time and they will not be entitled to carry over any unused vacation time from year to year. The Named Officers also receive various other customary benefits. The employment agreements also provide that the Named Officers will be eligible to receive the same benefits, including medical insurance coverage and retirement plan benefits in a 401(k) plan to the same extent as other similarly situated employees, and such other benefits as are commensurate with their position. Participation in employee benefit plans is subject to the terms of such benefit plans as in effect from time to time. The Corporation has the right to obtain a key man life insurance policy for the Corporation’s benefit on the life of each of the Named Officers.

        The employment agreements provide that if a Named Officer’s employment is terminated for “cause” or the Named Officer resigns other than for “good reason,” the Corporation will pay the Named Officer his full base salary through the date of termination and reimburse the Named Officer for all reasonable and customary expenses associated with his employment by the Corporation through the date of termination. If, however, the Corporation terminates the Named Officer without cause (other than for death or disability) or the Named Officer terminates his employment for good reason, the Corporation is obligated to pay him (a) any earned and accrued but unpaid installment of base salary through the date of termination and all other unpaid and pro rata amounts to which the Named Officer is entitled as of the date of termination under any compensation plan or program of the Corporation, including the annual bonus plan and all accrued but unused vacation time; (b) a lump sum payment of an amount equal to (1) the sum of the Named Officer’s base salary in effect as of the date of termination plus the Named Officer’s average annual bonus earned in the last two fiscal years multiplied by (2) the quotient equal to the number of whole months remaining under the employment agreement divided by 12; (c) the payment of premiums for group health coverage for 18 months following the date of termination; and (d) other benefits as provided for in such employment agreement. The Corporation’s obligation to make payments to a Named Officer upon termination of the Named Officer’s employment as described in (b) above is conditioned on the Named Officer’s delivery to the Corporation of a general release of all claims against the Corporation.

        The employment agreements provide that upon any termination of the Named Officer’s employment, other than a termination for “cause,” following a change in control of the Corporation, all of the options, restricted stock awards and any other equity awards granted to such Named Officer will become fully vested, unrestricted and exercisable as of the date of termination. In general terms, a change of control of the Corporation will be deemed to occur:

•	if a person or entity, acting alone or as part of a “group” within the meaning of Section 13(d) of the Exchange Act, acquires more than 50% of the Corporation’s then outstanding voting securities;

•	if a transfer of all or substantially all of the Corporation's total assets on a consolidated basis has occurred;

•

if a merger, consolidation, or statutory share exchange (unless the holders of the Corporation’s voting shares immediately prior to the transaction have at least 50% of the combined voting power of the securities in the surviving entity resulting from the transaction or its parent) has occurred;

•	upon the liquidation, dissolution, sale or disposition of all or substantially all of the Corporation's assets;

•	if a majority of the independent members of the Corporation's board of directors determines in good faith that a change in control of the Corporation has occurred; or

•

if the Corporation’s continuing directors cease for any reason to constitute a majority of the members of the Board (for this purpose, “continuing director” is defined as any member of the Board (1) who was a member of the Board on the closing date of the initial public offering or (2) whose nomination for election to the Board was recommended or approved by a majority of the continuing directors).

        The Corporation has also agreed that if any payments or benefits the Named Officer receives under his employment agreement are determined to be subject to an excise or similar tax, the Corporation will provide him with such additional compensation as is necessary to place him in the same after-tax position as he would have been in had such tax not been incurred.

        The employment agreements provide that during a Named Officer’s employment with the Corporation and for a period after termination of a Named Officer’s employment equal to the number of months remaining in the initial term of the Named Officer’s agreement, for any reason, each of the Named Officers has agreed not to compete with the Corporation by working with or investing in (subject to limited exceptions) any enterprise engaged in a principal line of business in which the Corporation engages, or a line of business that the Corporation plans on entering, in any state where the Corporation conducts or intends to conduct business. In addition, during a Named Officer’s employment with the Corporation and for a period after termination of a Named Officer’s employment equal to the number of months remaining in the initial term of the Named Officer’s agreement, for any reason, each Named Officer who is a party to an employment agreement with the Corporation has agreed (1) not to solicit, induce or attempt to induce anyone to leave the Corporation’s employ or to hire any employee of the Corporation; (2) not to solicit or induce any customer or client of the Corporation to cease doing business with the Corporation or to do business with the Named Officer or otherwise interfere with the Corporation’s relationship with such persons; or (3) not to solicit or induce any supplier, licensee, or consultant to cease doing business with the Corporation or otherwise interfere with the Corporation’s relationship with such persons.

        The foregoing summary is qualified in its entirety by reference to the terms of the 2004 Equity Incentive Plan and the employment agreements of Messrs. Kuk, Johnson, Moore, Kraemer and DeLong, copies of which will be provided promptly upon request and without charge to each person to whom a copy of this proxy statement is delivered. Requests should be directed to: KMG America Corporation, 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, Attention: Corporate Secretary.

Summary of Cash and Certain Other Compensation

        The following table shows, for the fiscal years ended December 31, 2003, 2004, and 2005 the cash compensation paid by the Corporation and its predecessor, as well as certain other compensation paid or accrued, to each of the Named Officers, who are persons who served as the Corporation’s CEO and its four other most highly compensated officers in the year ended December 31, 2005 (including compensation paid by the Corporation’s predecessor, Kanawha, in 2004 and 2003).

SUMMARY COMPENSATION TABLE

Name and Principal Position as of December 31, 2005	Year	Annual Compensation			Long Term Compensation Awards			All Other Compensation(6)
		Salary	Bonus(2)	Other Annual Compensation(3)	Restricted Stock Awards(4)	Securities Underlying Options
Kenneth U. Kuk	2005	$472,500	$68,000	$10,810				$8,299
Chairman, President & Chief Executive Officer and Director	2004	20,454	112,500			310,000

Stanley D. Johnson(1)	2005	426,086	31,000	1,185				16,108
Chairman & Chief Executive	2004	403,825	368,983			120,000		11,274,993	(7)
Officer of Kanawha and Director	2003	392,062	41,500	215,719		371.8	(5)

Paul P. Moore, Senior Vice	2005	350,000	56,000	11,700	$97,120			3,684
President of Sales	2004	12,153	87,500			155,000

Paul F. Kraemer, Senior Vice	2005	350,000	56,000	7,500	97,120			4,206
President of Sales	2004	12,153	87,500			155,000

Scott H. DeLong III, Director,	2005	288,750	42,000	8,410				8,622
Senior Vice President and Chief Financial Officer	2004	12,500	68,750			155,000

_________________
       (1)        Although Mr. Johnson did not become an employee of the Corporation until December 21, 2004, the effective date of the Kanawha acquisition, the information in the table reflects compensation for the full year in 2004. Kanawha paid compensation earned prior to December 21, 2004.
       (2)        For 2005, bonuses were awarded in the discretion of the Corporation’s Compensation Committee and Board of Directors based on achievement of specified performance criteria, and the awards were paid in cash and restricted Common Stock. The cash components of the 2005 bonuses paid to the Named Officers were: Mr. DeLong, $42,000; Mr. Johnson, $31,000; Mr. Kuk, $68,000 and Messrs. Moore and Kraemer, $56,000. For 2004, bonuses include (a) amounts granted pursuant to the employees’ employment agreements approved by the Corporation’s Board of Directors prior to the Corporation’s initial public offering (Mr. DeLong, $68,750; Mr. Johnson, $200,000; Mr. Kraemer, $87,500; and Mr. Moore, $87,500); (b) amounts granted by the Corporation’s Compensation Committee and Board of Directors as discretionary bonuses (Mr. Kuk, $112,500); and (c) one time bonuses awarded by Kanawha’s Compensation Committee for efforts made by Kanawha employees in connection with the sale of Kanawha to the Corporation (Mr. Johnson, $168,983). For 2003, bonuses were awarded in the discretion of Kanawha’s Compensation Committee for employee performance (Mr. Johnson, $41,500).
       (3)        For 2005, the amount for Mr. Kuk represents (a) $810 in financial advisory expenses and (b) $10,000 in club dues; the amount for Mr. Johnson represents (a) $225 in personal financial advisory expenses and (b) $960 in club dues; the amount for Mr. Moore represents (a) $4,200 in personal financial advisory expenses and (b) $7,500 in club dues; the amount for Mr. Kraemer represents $7,500 in club dues; and the amount for Mr. DeLong represents (a) $910 in actuarial dues and (b) $7,500 in club dues. For 2003, the amount of Mr. Johnson is equal to the dividends payable on Kanawha common stock that Mr. Johnson had a vested option to acquire on the date of a dividend payment.
       (4)        As part of the 2005 annual bonus, the Compensation Committee and Board awarded shares of restricted Common Stock with a grant date of March 24, 2006 (14,000 restricted shares to Mr. Kuk; 6,500 restricted shares to Mr. Johnson; 7,000 restricted shares to Mr. Moore; 7,000 restricted shares to Mr. Kraemer; and 6,000 restricted shares to Mr. DeLong). Additionally, on August 11, 2005, the Board of Directors approved an award of 10,974 shares of restricted Common Stock to each of Messrs. Moore and Kraemer with a grant date of August 11, 2005. The value of each such grant was $97,120 based on the New York Stock Exchange closing price of the Common Stock on August 11, 2005 of $8.85 per share. Dividends are paid on unvested restricted Common Stock, as, when and if dividends are paid on Common Stock generally. Messrs. Moore and Kraemer each owned 10,974 shares of restricted Common Stock as of December 31, 2005, valued at $100,741, based on the New York Stock Exchange closing price on December 30, 2005 of $9.18. Messrs. Kuk, Johnson and DeLong did not own any shares of restricted Common Stock as of December 31, 2005.
       (5)        Mr. Johnson had options to purchase 371.8 shares of Kanawha common stock, which he exercised in connection with the closing of the Corporation’s acquisition of Kanawha, as more fully described in clause (a) of footnote (7) to this table.
       (6)        For 2005, the amount for Mr. Kuk represents $7,056 of imputed income from the Corporation’s group life insurance plan and $1,243 of matching contributions credited under the Corporation’s 401(k) Plan; the amount for Mr. Johnson represents $9,728 of imputed income from the Corporation’s group life insurance plan and $6,380 of matching contributions credited under the Corporation’s 401(k) Plan; the amount for Mr. Moore represents $1,200.00 of imputed income from the Corporation’s group life insurance plan and $2,484 of matching contributions credited under the Corporation’s 401(k) Plan; the amount for Mr. Kraemer represents $1,800.00 of imputed income from the Corporation’s group life insurance plan and $2,406 of matching contributions credited under the Corporation’s 401(k) Plan; and the amount for Mr. DeLong represents $4,888 of imputed income from the Corporation’s group life insurance plan and $3,734 of matching contributions credited under the Corporation’s 401(k) Plan.
       (7)        In addition to the $860 paid by Kanawha to transport and lodge Mr. Johnson’s spouse at an insurance industry convention and the $151,599 paid to Mr. Johnson under the Kanawha Insurance Company Performance Share Plan, includes (a) $10,478,951 realized by Mr. Johnson and an affiliate upon the exercise of options to purchase 371.8 shares of Kanawha common stock; and (b) $643,583 deemed income to Mr. Johnson and an affiliate, which is equal to 50% of the aggregate amount of principal that Mr. Johnson and his affiliate are entitled to receive under the $15,000,000 promissory note delivered by the Corporation to the shareholders and option holders of Kanawha at the closing of the Corporation’s acquisition of Kanawha.

Stock Options and SARs

        The Corporation did not grant any stock options or stock appreciation rights (“SARs”) to the Named Officers in fiscal 2005.

Option/SAR Exercises and Holdings

        The following table sets forth information with respect to the Named Officers concerning the exercise of KMG America Corporation options and SARs during fiscal 2005, and unexercised options and SARs held by them on December 31, 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at Year-End	Value of Unexercised In-the-Money Options/SARs at Year-End (1)
Name	Shares Acquired On Exercise	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Kenneth U. Kuk	0	0	103,333/206,667	0/0
Stanley D. Johnson	0	0	30,000/90,000	0/0
Paul P. Moore	0	0	38,750/116,250	0/0
Paul F. Kraemer	0	0	38,750/116,250	0/0
Scott H. DeLong III	0	0	38,750/116,250	0/0

_________________
        (1)        No options and SARs were granted in 2005. The value of unexercised in-the-money options/SARs as of December 31, 2005, represents the positive spread between the closing price of the Common Stock on December 30, 2005 ($9.18), and the exercise price of any unexercised options and SARs.

Long-Term Incentive Awards

        The Corporation did not grant any long-term incentive awards, such as performance-based restricted stock, during fiscal 2005.

Pension Plans Table

        The following table shows, for the highest average annual compensation and years of service indicated, the annual pension benefits payable commencing upon retirement at age 65 under the present benefit formula of the Corporation’s defined benefit pension plan for salaried employees.

		Estimated Annual Retirement Benefit at Age 65(1)
		Years of Credited Service(2)
Annual Compensation(3)		5	10	15	20	25
$ 50,000		3,000 $	6,000 $	9,000 $	12,000 $	15,000 $
100,000		7,200	14,400	21,600	28,800	36,100
150,000		11,400	22,900	34,400	45,800	57,300
200,000		15,700	31,400	47,100	62,800	78,600
210,000	(4)	16,500	33,100	49,700	66,200	82,800

_________________
       (1)       The Corporation has amended its Noncontributory Retirement Plan to prevent further accrual of benefits under the plan effective as of October 1, 2006, and to prohibit employees hired by the Corporation or its affiliates on or after October 1, 2004 from becoming participants in the plan. As a result, Mr. Johnson is the only Named Officer eligible to participate in the plan.
       (2)        Mr. Johnson had 19 years of credited service as of December 31, 2005.
       (3)        Through September 30, 2006, the benefits payable to participants in the Corporation’s defined benefit pension plan are calculated based on their highest average salary and bonus over any period of sixty consecutive months during the last ten years of their employment with the Corporation (and Kanawha), including the amounts listed under the columns “Salary” and “Bonus” under the heading “Annual Compensation” in the Summary Compensation Table, but excluding the amounts listed under the column “Other Annual Compensation” under that heading. Effective October 1, 2006, the benefits payable to participants will be calculated based on the highest average salary and bonus over any period of sixty consecutive months during the last ten years of their employment with the Corporation (and Kanawha), prior to October 1, 2006.
       (4)        Federal law, however, provides a maximum amount on which pension benefits can be calculated, and this amount changes each year. In 2005, the maximum amount on which pension benefits could be calculated was $210,000. Consequently, in 2005, benefits for any participant in the Corporation’s defined benefit pension plan whose highest average salary and bonus over any period of sixty consecutive months during the last ten years of employment with the Corporation exceeded $210,000 were calculated based on $210,000. The pension plan benefits are not subject to any deduction for Social Security or other offset amounts.

COMPENSATION OF DIRECTORS

        The Corporation’s non-employee directors receive an annual retainer of $20,000 ($27,500 for the Chairman of the Audit Committee) paid quarterly. The quarterly payments for the first three quarters of 2005 were paid in cash. The payment for the fourth quarter of 2005 was paid in restricted Common Stock of the Corporation, valued on December 30, 2005, having a four year vesting schedule, with one fourth of the shares of Common Stock vesting on the first, second, third and fourth anniversaries of the payment, respectively. Effective March 24, 2006, this restriction will be removed and 100% of the shares will vest on that date. Effective January 1, 2006, the annual retainer will be paid in quarterly installments of unrestricted Common Stock of the Corporation, valued on the fifth business day prior to the last calendar day of the quarter for which the payment is made. Each non-employee director also receives cash fees of $1,500 for each Board and Committee meeting attended in person, and $750 for each meeting attended by telephone. All of the Corporation’s directors are reimbursed for reasonable out-of-pocket expenses they incur in attending Board and Committee meetings. Members of the Board who are also employees of the Corporation do not receive any additional compensation for serving on the Board.

        The Corporation’s non-employee and employee directors are eligible to receive stock options, stock appreciation rights, performance shares, stock awards and/or restricted stock awards under the Corporation’s 2004 Equity Incentive Plan.

        On September 23, 2005, each of the Corporation’s four non-employee directors were granted an option to purchase 2,000 shares of Common Stock at an exercise price equal to $8.25 per share. These options have a term of ten years and will vest and become exercisable with respect to one-fourth of the underlying shares of Common Stock on the first, second, third and fourth anniversaries, respectively, of the date of grant; provided, however, that such options are exercisable with respect to 100% of the underlying shares of Common Stock subject to such options upon (i) termination of the director’s service by the Corporation or the Board, other than a termination for “Cause” or any resignation by the director without “Good Reason”, following a “Change in Control”, (ii) a termination of the director’s service by the Corporation without Cause, (iii) a termination of the director’s service at the end of his term as a director, provided the director is not terminating service due to cause; (iv) a termination of the director’s service due to the director’s death, or (v) a termination of the director’s service due to the “Disability” of the director. Such directors forfeit such options with respect to all underlying shares of Common Stock for which such options have not vested and become exercisable if the director’s service is terminated for Cause or the director terminates his service for other than Good Reason. The options are not exercisable any later than 90 days after the termination of the director’s service. The terms “Cause”, “Good Reason”, “Change of Control” and “Disability” as used in this paragraph, are defined in the Corporation’s 2004 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 2005, the Corporation did not engage in any transaction, or series of similar transactions, of the type required to be disclosed under the caption “Certain Relationships and Related Transactions”.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee is composed of Messrs. Laszewski (Chairman), Mathisen and Ritchie. No member of the Compensation Committee had relationships, or engaged in transactions, with the Corporation during 2005 of the type required to be disclosed under the caption “Certain Relationships and Related Transactions”.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s executive officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Executive officers, directors and owners of more than 10% of the Common Stock are required by regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Corporation’s review of the copies of such forms it has received and written representations from certain reporting persons who were not required to file a Form 5 for fiscal 2005, the Corporation believes that all of its executive officers, directors and owners of more than 10% of the Common Stock complied with all Section 16(a) filing requirements with respect to transactions during fiscal 2005.

EXECUTIVE OFFICERS

        The Corporation’s executive officers (other than executive officers who are also directors), their ages as of March 1, 2006, and a brief description of the principal occupation or employment of each such person during the past five years is set forth below. Executive officers serve at the pleasure of the Board and are generally elected at each annual organizational meeting of the Board. Information about Mr. Kuk, Mr. DeLong and Mr. Johnson, who are directors as well as executive officers, is set forth above.

        Paul F. Kraemer (46), Senior Vice President of Sales. Mr. Kraemer was elected Senior Vice President of Sales in 2004. Mr. Kraemer was the Regional Vice President and General Manager – New England Division – for ING Employee Benefits from 1981 to 2004.

        Robert E. Matthews (52), Executive Vice President, Chief Financial Officer & Treasurer of Kanawha. Mr. Matthews was elected Executive Vice President, Chief Financial Officer & Treasurer of Kanawha immediately following the closing of the Kanawha acquisition. Mr. Matthews was Executive Vice President, Chief Financial Officer & Treasurer of Kanawha from 2003 until the closing of the Kanawha acquisition. Prior to that he was Senior Vice President, Treasurer and Controller of Kanawha from 1998 to 2003.

        Paul P. Moore (42), Senior Vice President of Sales. Mr. Moore was elected Senior Vice President of Sales in 2004. Mr. Moore was a Regional Sales Manager for ING Employee Benefits from 1988 to 2004.

        James E. Nelson (45), Senior Vice President, General Counsel & Secretary. Mr. Nelson was elected Senior Vice President, General Counsel & Secretary of the Corporation in 2005. Prior to that he was Vice President-Securities and Investment Law and Senior Associate Counsel of Thrivent Financial for Lutherans from 2001 to 2005 and counsel for ReliaStar Financial Corporation from 1987 to 2001.

        Thomas D. Sass (50), Senior Vice President of Underwriting/Risk Management. Mr. Sass was elected Senior Vice President of Underwriting/Risk Management in 2004. Mr. Sass was Vice President, Underwriting and LifeTrac Medical Management of Allianz Life Insurance Company of North America, a subsidiary of Allianz AG, from 2001 to 2004. Prior to that he was Second Vice President of Underwriting of ING Groep N.V. from 1999 to 2001.

        R. Dale Vaughan (52), President and Chief Operating Officer of Kanawha. Mr. Vaughan was elected President and Chief Operating Officer of Kanawha following the closing of the Kanawha acquisition. Mr. Vaughan was Executive Vice President, Benefits Services Division of Kanawha from 2003 until the closing of the Kanawha acquisition. Prior to that he was Senior Vice President, Benefits Services Division of Kanawha from 1998 to 2003.

IV. SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS

        Any proposal submitted by a shareholder for inclusion in the proxy materials for the annual meeting of shareholders in 2007 must be delivered to the Secretary of the Corporation at the Corporation’s principal office not later than November 20, 2006.

        In addition to any other applicable requirements, for business to be properly brought before the 2007 annual meeting by a shareholder, even if the proposal is not to be included in the Corporation’s proxy statement, the shareholder must give notice in writing to the Secretary of the Corporation not later than January 19, 2007. As to each such matter, the notice must contain (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name, record address of, and number of shares of Common Stock beneficially owned by, the shareholder proposing such business and (iii) any material interest of the shareholder in such business.

March 20, 2006	/s/ James E. Nelson
James E. Nelson Secretary

EXHIBIT A

KMG AMERICA CORPORATION

2004 EQUITY INCENTIVE PLAN

-i-

-ii-

-iii-

ARTICLE I
DEFINITIONS

1.01.    Acquiring Person

        Acquiring Person means that a Person, considered alone or as part of a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than fifty percent (50%) of the Company’s then outstanding securities entitled to vote generally in the election of the Board.

1.02.    Affiliate

        Affiliate means any “subsidiary” or “parent” corporation (as such terms are defined in Section 424 of the Code) of the Company.

1.03.    Agreement

        Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04.    Award

        Award means an Incentive Award, Option, Performance Share, SAR or Stock Award granted under this Plan.

1.05.    Board

        Board means the Board of Directors of the Company.

1.06.    Cause

        Cause has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Cause means that the Participant (i) has committed fraud or misappropriated, stolen or embezzled funds or property from the Company or an Affiliate or secured or attempted to secure personally any profit in connection with any transaction entered into on behalf of the Company or any Affiliate, (ii) has been convicted of, or entered a plea of guilty or “nolo contendere” to, any criminal act or has committed any other act of willful misconduct which brings the Participant into disrepute or is likely to cause material harm to the Company’s (or any Affiliate’s) reputation, business, customer or supplier relations, financial condition or prospects, (iii) has, notwithstanding not less than 30 days’ prior written notice, willfully failed to comply with any lawful directives of the Board, the Board of Directors of any Affiliate or any supervisory personnel of the Participant or otherwise failed to perform in a satisfactory manner his or her duties with the Company or any Affiliate (other than by reason of illness or temporary disability), (iv) has violated or breached any material law or regulation to the material detriment of the Company or any Affiliate or its or their business, (v) has breached any non-competition, non-disclosure or non-solicitation agreement which causes or is reasonably likely to cause material harm to the Company or any Affiliate or (vi) has committed any act of willful malfeasance or gross negligence in a matter of material importance to the Company or any Affiliate. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Company’s Chief Executive Officer concludes that the situation warrants a determination that the Participant’s employment or service terminated for Cause; in the case of the Chief Executive Officer, any determination that the Chief Executive Officer’s employment terminated for Cause shall be made by the Board acting without the Chief Executive Officer.

1.07.    Change in Control

        “Change in Control” means (i) a Person is or becomes an Acquiring Person; (ii) a transfer of all or substantially all of the Company’s assets on a consolidated basis, as reported in the Company’s consolidated financial statements; (iii) a merger, consolidation or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% (fifty percent) of the Company’s voting securities carrying the right to vote in elections of persons to the Company’s Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) a liquidation of the Company or the commencement of actions constituting a plan of liquidation or the closing of a liquidation agreement); or (vi) a majority of the independent members of the Board adopt a resolution to the effect that, in their judgment, as a consequence of any one or more transactions or events or series of transactions or events, a change in control of the Company has effectively occurred. The independent members of the Board shall be entitled to exercise their sole and absolute discretion in exercising their judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above. Notwithstanding the foregoing, no event resulting from the initial public offering of the Company’s securities as contemplated by the Company’s Form S-1 Registration Statement under the Securities Act of 1933, dated August 3, 2004, as amended (the “Initial Public Offering”), shall constitute a Change in Control.

1.08.    Code

        Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.09.    Committee

        Committee means the Compensation Committee of the Board if the Board appoints one to administer the Plan, or the Board itself if no such Compensation Committee is appointed. If such Compensation Committee is appointed, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), “outside directors” within the meaning of Code Section 162(m).

1.10.    Common Stock

        Common Stock means the common stock, par value $0.01 per share, of the Company.

1.11.    Company

        Company means KMG America Corporation, a Virginia corporation, or any successor thereto.

1.12.    Continuing Director

        Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board at the time of the Initial Public Offering or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.

1.13.    Control Change Date

        Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.14.    Corresponding SAR

        Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.15.    Disability

        Disability has the same definition as under the Company’s long-term disability insurance plan or, if the Participant does not participate in such plan or the Company does not sponsor such plan or discontinues to sponsor such plan, the Participant shall be considered to have a disability if he or she qualifies for and receives Social Security disability benefits; provided, however, that with respect to an incentive stock option, Disability means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months as defined in Code Section 22(e)(3).

1.16.    Exchange Act

        Exchange Act means the Securities Exchange Act of 1934, as amended.

1.17.    Fair Market Value

        Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee in its discretion shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant.

1.18.    Good Reason

        Good Reason has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Good Reason means the Participant voluntarily terminates employment or service on account of and within ninety (90) days of (i) a failure by the Company or any Affiliate to comply with any material provision of any employment or service agreement between the Company or the Affiliate and the Participant (other than the payment obligations referred to in clause (v) below) which has not been cured within thirty (30) days after notice of such noncompliance has been given by the Participant to the Company or the Affiliate, as applicable; (ii) the assignment to the Participant of any material duties inconsistent with the Participant’s position with the Company or any Affiliate or a substantial adverse alteration in the nature or status of the Participant’s responsibilities, in either event without the Participant’s consent; (iii) a material reduction in employee benefits, other than a reduction generally applicable to similarly situated employees of the Company or the Affiliate, as applicable, without the Participant’s consent; (iv) relocation of the Participant’s principal place of employment outside a fifty (50) mile radius of the Participant’s then current principal place of employment without the Participant’s consent; or (v) any failure by the Company or an applicable Affiliate to pay the Participant’s base salary or any incentive bonus to which he or she is entitled, which failure has not been cured within ten (10) days after notice of such noncompliance has been given by the Participant to the Company or the Affiliate, as applicable. For purposes of the Plan, other than where the definition of Good Reason is determined under any employment or service agreement between the Company or any Affiliate and the Participant in which case such employment of service agreement shall control, the Committee shall determine whether any termination of employment or service shall be deemed for Good Reason.

1.19.    Incentive Award

        Incentive Award means an award stated with reference to a specified dollar amount which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock from the Company or an Affiliate.

1.20.    Initial Value

        Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

1.21.    Named Executive Officer

        Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the Chief Executive Officer) or is otherwise one of the group of “covered employees”, as defined in the Treasury Regulations promulgated under Code Section 162(m).

1.22.    Option

        Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.23.    Participant

        Participant means an employee of the Company or an Affiliate, a non-employee member of the Board, or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

1.24.    Performance Shares

        Performance Shares means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.25.    Person

        “Person” means any human being, firm, corporation, partnership, or other entity. “Person” also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term “Person” does not include the Company or any Related Entity, and the term Person does not include any employee-

benefit plan maintained by the Company or any Related Entity, or any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a “Person”.

1.26.    Plan

        Plan means this KMG America Corporation 2004 Equity Incentive Plan, in its current form and as hereafter amended.

1.27.    Related Entity

        Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.28.    SAR

        SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive a number of shares of Common Stock, or in the discretion of the Committee, a cash award, or a combination of shares of Common Stock and cash, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.29.    Stock Award

        Stock Award means shares of Common Stock granted to a Participant under Article VIII.

1.30.    Ten Percent Shareholder

        Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

ARTICLE II
PURPOSES

        The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

        The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR, the transferability or forfeitability of a Stock Award, or the grant or settlement of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.

        To the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), who are not Named Executive Officers. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. If and to the extent deemed necessary by the Board, all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, after the transition period prescribed by the regulations under Code Section 162(m), all Awards granted to any individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m).

        The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law or the Company’s Articles of Incorporation or Bylaws prohibit such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or such person’s conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE IV
ELIGIBILITY

        Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) and any non-employee member of the Board is eligible to participate in this Plan. In addition, any other person or entity that provides services to the Company or an Affiliate is eligible to participate in this Plan if the Board, in its sole discretion, determines that it is in the best interest of the Company.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01.    Common Stock Issued

        Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant shares of Common Stock or treasury shares from its authorized but unissued Common Stock.

5.02.    Aggregate Limit

        The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be 2,827,500. One hundred percent (100%) of such shares may be issued pursuant to Options or any other type of Award. In addition, the maximum aggregate number of shares of Common Stock that may be issued under this Plan and the foregoing limits shall be subject to adjustment as provided in Article XI.

5.03.    Individual Limit

        In any calendar year, no Participant may receive Options, SARs, Stock Awards, Performance Shares or any combination of each that relate to more than 350,000 shares. This Section 5.03 applies only with respect to Awards that are made at the end of the transition period prescribed by the regulations under Code Section 162(m).

5.04.    Reallocation of Shares

        If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Shares or portion thereof may be reallocated to other Awards to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Awards to be granted under this Plan.

ARTICLE VI
OPTIONS

6.01.    Grant

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or an Affiliate.

6.02.    Option Price

        The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, if at the time of grant of an Option that is intended to be an incentive stock option the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise of such Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

6.03.    Maximum Option Period

        The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted (five years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Shareholder).

6.04.    Nontransferability

        Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    Transferable Options

        Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8

Registration Statement under the Securities Act of 1933 to sell shares issuable upon exercise of Options granted under the Plan. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    Exercise

        Subject to the provisions of this Plan and if an applicable Agreement does not provide for when Options shall become exercisable, a Participant’s Options shall become exercisable with respect to one-fourth of the shares of Common Stock subject to the Options on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, the Participant’s outstanding Options shall become exercisable with respect to one hundred percent (100%) of the shares of Common Stock subject to the Options that have not previously become exercisable upon (i) involuntary termination of the Participant’s employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of the Participant’s employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant’s death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant’s Disability while still employed by or providing services to the Company or an Affiliate. Notwithstanding the foregoing, incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding $100,000. If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options. An Option shall be exercised in such a manner and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.07.    Payment

        Subject to rules established by the Committee and unless provided otherwise in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months) or by a broker-assisted cashless exercise. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.08.    Employee Status

        For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.09.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the Option, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options before such date to the extent then exercisable or (ii) may terminate before or on the Control Change Date some or all outstanding Options previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Option, with respect to each share of Common Stock for which the Option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option price. The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to Options that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding Options, whether or not then exercisable, or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. However, the Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant’s outstanding Options shall be fully exercisable on and after a Control Change Date or immediately before the date the Options will be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

6.10.    Stockholder Rights

        No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.    Disposition of Shares

        A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

6.12.    No Liability of Company

        The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an incentive stock option and granted hereunder does not qualify as an incentive stock option.

ARTICLE VII
SARS

7.01.    Grant

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.    Maximum SAR Period

        The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date such SAR was granted (five years for a Corresponding SAR that is related to an incentive stock option and that is granted to a Ten Percent Shareholder).

7.03.    Nontransferability

        Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    Transferable SARs

        Section 7.03 to the contrary notwithstanding, if the Agreement so provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    Exercise

        Subject to the provisions of this Plan and if an applicable Agreement does not provide for when an SAR shall become exercisable, an SAR shall become exercisable with respect to one-fourth of the shares of Common Stock covered by the grant on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, an SAR shall become exercisable with respect to one hundred percent (100%) of the shares of Common Stock covered by the grant that have not previously become exercisable upon (i) involuntary termination of the Participant’s employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of the Participant’s employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant’s death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant’s Disability while still employed by or providing services to the Company or an Affiliate. Notwithstanding the foregoing, an SAR may be exercised only to the extent that the related Option (in the case of a Corresponding SAR) is exercisable and only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion (i) may declare that some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the SAR, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding SARs before such termination date to the extent then exercisable or (ii) may terminate before or on the Control Change Date some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the SAR, with respect to each share of Common Stock for which the SAR is then exercisable, of the excess, if any, of the Fair Market Value of such Common Stock on such date over the Initial Value of the SAR. The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to SARs that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding SARs, whether or not then exercisable, or on an SAR-by-SAR basis, which actions need not be uniform with respect to all outstanding SARs. Notwithstanding the foregoing, no payment shall be made with respect to a Corresponding SAR to the extent the Committee made a payment with respect to the Option that relates to the Corresponding SAR. No SARs shall be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant’s outstanding SARs shall be fully exercisable on and after a Control Change Date or immediately before the date the SARs will be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

7.07.    Employee Status

        If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.    Settlement

        At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.    Stockholder Rights

        No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS

8.01.    Award

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a Stock Award is to be granted and will specify the number of shares of Common Stock covered by such grant.

8.02.    Vesting

        The Committee, on the date of grant, may prescribe that a Participant’s rights in the Stock Award shall be forfeitable and nontransferable for a period of time and subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria listed in Section 8.03, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. To the extent the Participant’s rights in a Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten years. If an applicable Agreement does not provide for when a Participant’s rights in a Stock Award will become nonforfeitable and transferable, a Participant’s rights in a Stock Award will become nonforfeitable and transferable with respect to one-fourth of the shares of Common Stock covered by the grant on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, an outstanding Stock Award shall become nonforfeitable and transferable with respect to one hundred percent (100%) of the shares of Common Stock covered by the grant upon (i) involuntary termination of the Participant’s employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of a Participant’s employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant’s death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant’s Disability while still employed by or providing services to the Company or an Affiliate.

8.03.    Performance Objectives

        In accordance with Section 8.02, the Committee may prescribe in an applicable Agreement that Stock Awards will become nonforfeitable and transferable based on objectives stated with respect to the Company’s, an Affiliate’s or a business unit’s (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investment; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives. If the Committee, on the date of grant, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of any of the above performance objectives, the shares of Common Stock subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies in writing that such objectives have been achieved.

8.04.    Employee Status

        In the event that the terms of any Stock Award provide that shares shall become nonforfeitable and transferable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.05.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date outstanding Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable without any payment to the holder of the Stock Awards. The Committee in its discretion may take the action described in this Section 8.05 contingent on the consummation of the Change in Control and with respect to some or all outstanding Stock Awards or on a Stock Award-by-Stock Award basis, which actions need not be uniform with respect to all outstanding Stock Awards. The preceding sentences to the contrary notwithstanding, the Stock Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant’s outstanding Stock Awards shall become nonforfeitable and transferable on and after a Control Change Date or immediately before the date the Stock Awards would otherwise be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

8.06.    Stockholder Rights

        Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.    Grant

        In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a grant of Performance Shares is to be made and will specify the number of shares covered by such grant.

9.02.    Earning the Award

        The Committee, on the date of grant of the Performance Shares, shall prescribe that the Performance Shares will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that the Performance Shares will be earned and become payable upon (a) the satisfaction of performance objectives as described below, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investment; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives. If the Committee, on the date of grant, prescribes that Performance Shares will be earned and payable only upon the attainment of such performance objectives, no Performance Shares will be considered earned and no payments will be made with respect to such Performance Shares unless, and then only to the extent that, the Committee certifies in writing that such objectives have been achieved. If an applicable Agreement does not provide for when a Participant’s rights in Performance Shares will be earned and become payable, a Participant’s rights in Performance Shares will be earned and become payable with respect to one-fourth of the shares of Common Stock covered by the grant on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, outstanding Performance Shares shall be earned and become payable with respect to one hundred percent (100%) of the shares of Common Stock covered by the grant upon (i) involuntary termination of the Participant’s employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of a Participant’s employment or service with the Company or an Affiliate by the Participant for Good Reason, (iii) the Participant’s death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant’s Disability while still employed by or providing services to the Company or an Affiliate.

9.03.    Maximum Performance Share Award Period

        The Committee, on the date of grant, shall determine the maximum period over which Performance Share Awards may be earned, except that such period shall not exceed ten years.

9.04.    Payment

        In the discretion of the Committee, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.05.    Stockholder Rights

        No Participant shall, as a result of receiving a grant of Performance Shares, have any rights as a stockholder until and then only to the extent that the Performance Shares are earned and settled in shares of Common Stock. After Performance Shares are earned and settled in shares, a Participant will have all the rights of a stockholder with respect to such shares, including the right to receive dividends and vote the shares.

9.06.    Nontransferability

        Except as provided in Section 9.07 Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.07.    Transferable Performance Shares

        Section 9.06 to the contrary notwithstanding, if the Agreement so provides, an award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.08.    Employee Status

        In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the

Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.09.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date some or all outstanding Performance Shares previously granted under the Plan that are not then earned and payable without any payment to the holder of the Performance Shares. The Committee in its discretion may take the action described in this Section 9.09 contingent on consummation of the Change in Control and with respect to some or all outstanding Performance Shares or on a Performance Share-by-Performance Share basis, which actions need not be uniform with respect to all outstanding Performance Shares. The Performance Shares shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant’s outstanding Performance Shares shall be deemed earned (and any shares of Common Stock to be paid in settlement of such Performance Shares shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Performance Shares would otherwise be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

ARTICLE X
INCENTIVE AWARDS

10.01.    Grant

        The Committee shall designate Participants to whom Incentive Awards are to be granted. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $750,000.

10.02.    Terms and Conditions

        The Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of performance objectives as described below, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s (a) total stockholder return; (b) total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (c) net income; (d) gross, operating or net earnings before or after taxes; (e) funds from operations; (f) earnings before interest expense, taxes, depreciation and amortization; (g) operating margin; (h) earnings per share; (i) return on equity, capital, assets, net assets, sales or investment; (j) working capital; (k) ratio of debt to stockholders equity; (l) revenue; (m) cash flow or cash flow per share; (n) book value per share; (o) earnings growth; (p) sales growth; (q) customer growth; (r) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (s) share price; (t) market share; (u) economic value added; (v) market value added; (w) productivity; (x) level of expenses; (y) quality; (z) safety; (aa) customer satisfaction or (bb) peer group comparisons of any of the aforementioned performance objectives. If the Committee, on the date of grant, prescribes that the Incentive Awards will be earned and payable only upon the attainment of such performance objectives, no Incentive Awards will be considered earned and no payments will be made with respect to such Incentive Awards unless, and then only to the extent that, the Committee certifies in writing that such objectives have been achieved. If an applicable Agreement does not provide for when a Participant’s rights in an Incentive Award will become earned and payable, a Participant’s rights in an Incentive Award will be earned and payable with respect to one-fourth of the value of the Incentive Award on each of the first, second, third and fourth anniversaries of the date of grant, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of each such date. Additionally, if the Committee so provides in an applicable Agreement, an outstanding Incentive Award shall be earned and payable with respect to one hundred percent (100%) of the value of the Incentive Award that was not previously earned and payable upon (i) involuntary termination of the Participant’s employment or service by the Company or an Affiliate other than for Cause, (ii) voluntary termination of a Participant’s employment or service with the Company or an Affiliate by the Participant for Good Reason,

(iii) the Participant’s death while still employed by or providing services to the Company or an Affiliate or (iv) the Participant’s Disability while still employed by or providing services to the Company or an Affiliate.

10.03.    Maximum Incentive Award Period

        The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten years.

10.04.    Nontransferability

        Except as provided in Section 10.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.    Transferable Incentive Awards

        Section 10.04 to the contrary notwithstanding, if so provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as appropriate so that such transferees are included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.06.    Employee Status

        If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continuous service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.    Change in Control

        Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may terminate before or on the Control Change Date some or all outstanding Incentive Awards previously granted under the Plan that are not then earned and payable without any payment to the holder of the Incentive Award. The Committee in its discretion may take the action described in this Section contingent on consummation of the Change in Control and with respect to some or all outstanding Incentive

Awards or on an Incentive Award-by-Incentive Award basis, which actions need not be uniform with respect to all outstanding Incentive Awards. The Incentive Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. If the Committee so provides in an applicable Agreement, a Participant’s outstanding Incentive Awards shall be deemed earned (and shares of Common Stock to be paid in settlement of such Incentive Awards shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Incentive Awards would otherwise be terminated in connection with the Change in Control, as described above, provided the Participant has been continuously employed by or has continuously provided services to the Company or an Affiliate as of such time.

10.08.    Stockholder Rights

        No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and until the Incentive Award is earned and shares of Common Stock paid in settlement thereof. After an Incentive Award is earned and settled in shares, a Participant will have all the rights of a stockholder with respect to such shares, including the right to receive dividends and vote the shares.

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

        The maximum number of shares that may be issued pursuant to Awards, the terms of outstanding Awards, and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to for which Awards shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction described under Section 424 of the Code or (ii) there occurs any other event which, in the judgment of the Board, necessitates such action. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XI by the Board shall be final and conclusive.

        The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards may be granted, the per individual limitations on the number of shares that may be issued pursuant to Awards, or the terms of outstanding Awards.

        The Committee may grant Awards in substitution for performance shares, incentive awards, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

12.01.    Compliance

        No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

12.02.    Postponement of Exercise or Payment

        The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to permit any action to be taken in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

12.03.    Forfeiture of Payment

        A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement.

ARTICLE XIII
GENERAL PROVISIONS

13.01.    Effect on Employment and Service

        Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

13.02.    Unfunded Plan

        This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03.    Rules of Construction

        Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04.    Tax Withholding and Reporting

        Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Committee any income and employment (including without limitation Social Security and Medicare) tax withholding obligations attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted thereunder. In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits, may allow a Participant to pay such amounts (i) in cash, (ii) by certified check, (iii) by tendering shares of Common Stock (which, if acquired from the Company, have been held by the Participant for at least six months) and which do not exceed the Company’s minimum statutory withholding obligation, (iv) by a broker-assisted cashless exercise or (v) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

13.05.    Reservation of Shares

        The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the

Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

13.06.    Governing Law

        This Plan and all Awards granted hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent federal law applies.

13.07.    Other Actions

        Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, stock appreciation rights, stock awards, incentive awards or performance shares for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, stock appreciation rights, stock awards, incentive awards or performance shares to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

13.08.    Other Conditions

        The Committee, in its discretion, may, as a condition to the grant, exercise, payment or settlement of an Award, require the Participant on or before the date of grant, exercise, payment or settlement of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Subsidiary and such Participant and/or (iii) a shareholders’ agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant shall fail to enter into any such agreement at the Committee’s request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.

13.09.    Forfeiture Provisions

        Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

ARTICLE XIV
AMENDMENT

        The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or by the rules of any stock exchange on which the Company’s securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing or a decrease in the exercise price of any outstanding Options, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan or, (iv) after the transition period prescribed by the regulations under Code Section 162(m), change the performance objectives set forth in Sections 8.03, 9.02 or 10.02.

ARTICLE XV
DURATION OF PLAN

        No Award may be granted under this Plan after December 14, 2014. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVI
EFFECTIVE DATE OF PLAN

        Awards may be granted under this Plan upon its adoption by the Board; provided that, this Plan shall not be effective unless approved by unanimous consent of the Company’s stockholders or by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting at which a stockholder quorum is present, before December 14, 2004.

NOTICE

and

PROXY STATEMENT

for the

ANNUAL MEETING

of

SHAREHOLDERS

To Be Held

April 18, 2006

KMG AMERICA CORPORATION

Minnetonka, Minnesota

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 18, 2006

This Proxy is solicited on behalf of the Board of Directors.

        The undersigned hereby appoints Kenneth U. Kuk and Scott H. DeLong, III, or either of them, with full power of substitution in each, proxies to vote all shares of the undersigned in KMG America Corporation, at the annual meeting of shareholders to be held April 18, 2006, and at any and all adjournments or postponements thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

KMG AMERICA CORPORATION

April 18, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\|/     Please detach along perforated line and mail in the envelope provided.     \|/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	m Scott H. DeLong III
m James J. Ritchie
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

2.	Amend KMG America Corporation’s 2004 Equity Incentive Plan to increase the number of shares available under the Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

You are encouraged to specify your choices by marking the appropriate box. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all of the nominees and FOR the amendment to KMG America Corporation’s 2004 Equity Incentive Plan. The Proxies cannot vote your shares unless you sign and return this card. The Proxies are hereby authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.